                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       FARMERS & MERCHANTS BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

March 18, 2005

Dear Fellow Shareholders:

I am pleased to invite you to attend the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. The meeting will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on APRIL 23, 2005 AT 1:00 P.M., EST.

In addition to the typical election of directors, the Board is requesting shareholder approval for a number of changes to the Corporation's Articles of Incorporation and Code of Regulations, as specified in the attached notice of annual meeting. Your Board of Directors, with the guidance of counsel, has recommended these changes. The intent of these proposed changes to the Articles of Incorporation and Code of Regulations is to provide the Corporation additional flexibility in raising capital, engaging in potential acquisitions and protecting itself against undesirable attempts to gain control of the Corporation. We believe that the proposed changes will allow the Corporation to continue as a strong, independent financial institution serving our local communities.

The Board of Directors also is asking for approval of the adoption of a Long-Term Stock Incentive Plan. The Board believes that tying the compensation of the senior officers of the Corporation to that of shareholders will be beneficial in the long run. We are convinced that in the end, this is the best way to advance the interest of the Corporation, its employees, the communities it serves and, most importantly, you our shareholders.

The meeting will also provide an opportunity to review with you the results of Farmers & Merchants Bancorp, Inc. and its subsidiaries during 2004.

Your vote is important no matter how many shares you own. I encourage you to vote your shares. If you choose not to attend the Annual Meeting of Shareholders, you may vote by mail by signing, dating and returning the proxy card in the accompanying envelope. If you do attend the meeting and desire to vote in person, you may do so even though you have previously submitted your proxy.

Please also return the attached reservation form for the sit down luncheon that will start at 12:00 Noon.

We look forward to seeing you at the meeting.

Sincerely,

Farmers & Merchants Bancorp, Inc.

Joe E. Crossgrove
Chairman of the Board

                        FARMERS & MERCHANTS BANCORP, INC.
                               307-11 DEFIANCE ST.
                            ARCHBOLD, OHIO 43502-0216
                                 (419) 446-2501

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 23, 2005

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation") will be held at Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on APRIL 23, 2005 AT 1:00 P.M., EST, for the following purposes:

1. INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES - To amend the Corporation's Articles of Incorporation to increase the number of Common Shares that the Corporation is authorized to issue from 1,500,000 shares without par value to 15,000,000 shares without par value.

2. ELIMINATE PREEMPTIVE RIGHTS - To amend the Corporation's Articles of Incorporation to eliminate the preemptive right of shareholders to subscribe to additional shares of stock issued by the Corporation from time to time, which provision the Board of Directors believes will allow the Corporation to more easily raise capital as needed.

3. REVISE THE SUPERMAJORITY VOTE PROVISIONS - To amend the Corporation's Articles of Incorporation to modify and, in the opinion of the Board of Directors, improve the supermajority vote provision in the Corporation's current Articles of Incorporation.

4. ALLOW FUTURE AMENDMENTS TO THE ARTICLES OF INCORPORATION BY A MAJORITY VOTE - To amend the Corporation's Articles of Incorporation to allow future amendment of the Articles of Incorporation of the Corporation, except in regard to "antitakeover" provisions, by a simple majority instead of the 2/3 (i.e. 66 2/3%) of outstanding shares currently required.

5. MAKE TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION - To approve amending and restating the Corporation's Articles of Incorporation, as more fully described in the accompanying proxy statement, to make certain technical changes and corrections.

6. REVISE THE NUMBER OF DIRECTORS - To amend the Corporation's Code of Regulations to allow the Board of Directors to establish the number of members on the Board of Directors to between nine (9) and twenty (25) as opposed to having that number set annually by the shareholders.

7. CLASSIFY THE BOARD OF DIRECTORS - To amend the Corporation's Code of Regulations to divide the Board of Directors into three (3) classes creating a "classified" Board of Directors which, in the opinion of the Board of Directors, will provide additional "antitakeover" protection and provide better transition for members of the Board of Directors.

8. INCREASE THE VOTE OF SHAREHOLDERS REQUIRED TO REMOVE A DIRECTOR - To amend the Corporation's Code of Regulations to require approval of 75% of the outstanding common shares to remove a Director, and to require "cause" for such removal, subject to the additional protections provided by the provisions under Ohio law related to the implementation of cumulative voting, which, in the opinion of the Board of Directors, will provide additional "antitakeover" protection.

9. ADOPT ADVANCE NOTICE PROCEDURES - to require shareholders to provide in advance of shareholder meetings notice of nominations to elect directors and to make other proposals.

10. OPT OUT OF THE CONTROL SHARE ACQUISITION STATUTE - To amend the Corporation's Articles of Incorporation to choose that the provisions of
      Section 1701.831 of the Ohio Revised Code, the control share acquisition statute, not be applicable to the Corporation.

11. INCREASE THE PERCENTAGE VOTE TO AMEND THE CODE OF REGULATIONS AND MAKE TECHNICAL REVISIONS TO THE CODE OF REGULATIONS - To provide for amendment of the Code of Regulations in the future by a majority of the shareholders, except in regard to certain specific provisions of the proposed Amended and Restated Code of Regulations which would require a vote of 80% of outstanding shares and to approve amending and restating the Corporation's Code of Regulations, as more fully described in the accompanying proxy statement, to make certain technical changes and corrections.

12. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve in the Classes noted in the Proxy Statement or, in the event that the shareholders do not approve the appointment of a classified Board of Directors as set forth in the Amended Code of Regulations discussed above, to elect all nominees to serve until the Annual Meeting of Shareholders in 2006:

Dexter L. Benecke       Jack C. Johnson          Kevin J. Sauder
Jerry L. Boyers         Dean E. Miller           Paul S. Siebenmorgen
Joe E. Crossgrove       Anthony J. Rupp          Merle J. Short
Steven A. Everhart      David P. Rupp, Jr.       Steven J. Wyse
Robert G. Frey          James C. Saneholtz

13. ADOPT A LONG TERM INCENTIVE PLAN - The Board of Directors has adopted and recommends to the shareholders approval and adoption of the 2005 Farmers & Merchants Long Term Stock Incentive Plan that will allow the Corporation to issue stock options, restricted stock and additional stock related compensation to its senior officers in an attempt to tie the compensation of such officers to the long term performance of the Corporation.

14. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed the close of business on March 8, 2005, as the record date for determination of shareholders who are entitled to notice of and to vote at the meeting.

If the enclosed proxy statement and annual report are being delivered to two or more security holders who share the same address, and the security holders sharing the same address each desires to receive a proxy statement and annual report, or if there are more than one copy of the proxy statement and annual report being delivered to security holders who share the same address, and it is preferred to receive a single copy of such proxy statement and annual report, please notify Ms. Lydia Huber, Secretary of Farmers & Merchants Bancorp, Inc. This request should be in writing addressed to Ms. Huber at Farmers & Merchants Bancorp, Inc., 307-11 Defiance St., Archbold, Ohio 43502-0216. If you have questions, please contact Ms. Huber by telephone at 419-446-2501.

                                            By Order of the Board of Directors

                                            __________________________________
                                            Lydia A. Huber, Secretary

Archbold, Ohio
March 18, 2005

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU STILL HAVE THE RIGHT TO REVOKE THE PROXY AND VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. IF YOU HAVE ANY QUESTIONS PLEASE CONTACT MS. LYDIA A. HUBER, SECRETARY OF THE CORPORATION AT (419) 446-2501.

The Proxy Statement, proxy card and Farmers & Merchants Bancorp, Inc. 2004 Annual Report will be mailed to shareholders commencing on or about March 18, 2005.

                        FARMERS & MERCHANTS BANCORP, INC.

                      TABLE OF CONTENTS OF PROXY STATEMENT

                                                                                              Page
                                                                                           ----------
General Information about the Meeting and Voting Securities and Procedures...............      1

Proposals to Amend the Articles of Incorporation.........................................      4

Proposals to Amend the Code of Regulations...............................................      8

Possible Anti-Takeover Effect of Proposals...............................................      11

Proposal 12 - Election of Directors and Information Concerning Directors and Officers....      13

Security Ownership of Certain Beneficial Owners and Management...........................      16

Committees and Compensation of the Board of Directors....................................      17

Executive Compensation and Other Information.............................................      20

Report of the Compensation Committee of Farmers & Merchants Bancorp, Inc.................      22

Compensation Committee Interlocks and Insider Participation..............................      23

Performance Graph........................................................................      24

Certain Relationships and Related Transactions...........................................      25

Compliance with Section 16(a) of the Securities Exchange Act of 1934.....................      25

Proposal 13 - Approval of the Farmers & Merchants Bancorp, Inc. 2005 Long-Term
Stock Incentive Plan.....................................................................      25

Information Concerning Independent Accountants...........................................      30

Proposals of Shareholders for Next Annual Meeting........................................      31

Other Matters............................................................................      31

Proposed Amended and Restated Articles of Incorporation..................................  Appendix A

Proposed Amended and Restated Code of Regulations........................................  Appendix B

Farmers & Merchants Bancorp, Inc. 2005 Long Term Stock Incentive Plan....................  Appendix C

                        FARMERS & MERCHANTS BANCORP, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farmers & Merchants Bancorp, Inc., an Ohio corporation ("Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the Founders Hall, located at Sauder Village, State Route 2, Archbold, Ohio 43502 on April 23, 2005 at 1:00 P.M., EST, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

   GENERAL INFORMATION ABOUT THE MEETING AND VOTING SECURITIES AND PROCEDURES


WHO MAY VOTE AT THE MEETING?

The Board of Directors has fixed the close of business on March 8, 2005 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. Subject to your right to vote cumulatively in the election of directors if properly implemented, you are entitled to one vote for each share of common stock you held on the record date, including shares:

      -  held directly in your name; and

      - held for you in an account with a broker, bank or other nominee (shares held in "street name").

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of Farmers & Merchants Bancorp, Inc. outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date there were 1,300,000 shares of the Corporation's common stock, without par value ("Common Stock") outstanding, the holders of which are entitled to one vote per share, subject to the right to vote cumulatively in the election of directors if properly implemented. Your shares are counted as present at the meeting if you:

      -  are present and vote in person at the meeting; or have properly

      -  submitted a proxy card prior to the meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

There are a number of proposals scheduled to be voted on at the meeting, including proposed amendments to the Corporation's Articles of Incorporation, proposed amendments to the Corporation's Code of Regulations, approval of the Farmers & Merchants Bancorp, Inc. 2005 Long Term Stock Incentive Plan and the election of director of the Corporation.

WHO IS REQUESTING MY VOTE?

The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation and will be conducted primarily through the mail. Please mail your completed proxy in the envelope included with these proxy materials. In addition to the use of the mail, members of the Board of Directors and certain officers and employees of the Corporation or its subsidiaries may solicit the return of proxies by telephone, facsimile, and other electronic media or through personal contact. Except as noted below in regard to voting of shares held in street name, proxies may not be returned through the Internet. The Directors, officers and employees that participate in such solicitation will not receive additional compensation for such efforts, but will be reimbursed for out-of-pocket expenses. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by the Corporation.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

The approval of each of proposals 1-5 regarding the amendments to the Corporation's Articles of Incorporation requires the approval of 2/3 (66 2/3%) of the outstanding common stock of the Corporation (currently 866,667 shares). The approval of each of proposals 6-11 regarding the amendments to the Corporation's Code of Regulations requires the approval of a majority of the outstanding common stock of the Corporation (currently 650,001 shares). Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the 14 nominees who receive the largest number of "FOR" votes cast will be elected as directors. A majority of the votes cast at the meeting is necessary to approve the 2005 Long-Term Stock Incentive Plan. Many of the Corporation's shareholders hold their shares in "street name"--in the name of a brokerage firm. If you hold your shares in "street name," please note that only your brokerage firm can sign a proxy on your behalf. In regard to proposal 13, abstentions and broker non-votes will not be counted as shares voted in favor of or against the proposal. Because each of proposals 1-11 regarding the amendments to the Articles of Incorporation and Code of Regulations requires approval by 66 2/3% or a majority, respectively, of the outstanding shares, abstentions and broker non-votes in regard to these proposals will effectively represent a vote against the proposals. THE BOARD OF DIRECTORS URGES YOU TO CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TODAY, AND INSTRUCT THEM TO EXECUTE A PROXY ON YOUR BEHALF FOR THE ANNUAL MEETING.

HOW ARE VOTES COUNTED?

A shareholder may

      -  Approve each proxy matter

      -  Disapprove each proxy matter

      -  Abstain from voting on each proxy matter

      -  Vote for all of the nominees for director

      -  Withhold votes on all of the nominees for director

      -  Withhold votes for one or more nominees

The laws of Ohio under which the Corporation is incorporated and the Corporation's Articles of Incorporation provide that, if notice in writing is given by any shareholder to the President, Vice President or the Secretary of the Corporation not less than 48 hours before the time fixed for holding a meeting of shareholders for the purpose of electing Directors, that he desires that the voting at that election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting powers as he possesses in voting for Directors. Cumulative voting rights allow shareholders to vote the number of shares owned by them times the number of directors to be elected and to cast such votes for one nominee or to allocate such votes among nominees as they deem appropriate. Shareholders will not be entitled to exercise cumulative voting unless at least one shareholder properly notifies the Corporation of their desire to implement cumulative voting at the Annual Meeting. The Corporation is soliciting the discretionary authority to cumulate votes represented by proxy, if such cumulative voting rights are exercised.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board of Directors recommends that you vote "FOR" each of proposals 1-11 and 13 and "FOR" all of the director nominees listed in proposal 12. In the absence of instruction, the proxy will be voted "FOR" the election of the management director nominees listed in this Proxy Statement, and "FOR" each of proposals 1-11 and 13 described above, and in the discretion of the proxy committee for any other business that properly comes before the meeting.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record, you may vote by granting a proxy as follows:

      - By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in street name, you should follow the voting instructions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in some cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone, or Internet, your broker or nominee will vote your shares as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

Even if you plan to attend the meeting, we encourage you to vote by mail so your vote will be counted if you later decide not to attend the meeting.

If you choose to vote at the Annual Meeting:

      - If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.

      - If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring the proxy (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

It likely means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy.

MAY I CHANGE MY VOTE?

Yes. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not he has previously submitted a proxy.

WHEN WILL THE PROXY AND ANNUAL REPORT BE MAILED TO SHAREHOLDERS?

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being mailed to the Corporation's shareholders on or about March 18, 2005.

HOW MANY SHARES ARE OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

All Directors and Executive Officers of the Corporation as a group (comprised of 19 individuals), beneficially held 80,122 shares of the Corporation's common stock as of March 8, 2005, representing 6.16% of the outstanding common stock of the Corporation.

      GENERAL OVERVIEW OF PROPOSALS TO AMEND THE ARTICLES OF INCORPORATION

The Board of Directors has voted to recommend certain amendments to the Articles of Incorporation to: (i) increase the number of authorized common shares from 1,500,000 shares to 15,000,000 shares; (ii) eliminate the preemptive right of shareholders to subscribe for additional shares of stock of the Corporation that may be issued from time to time; (iii) revise the "antitakeover" provisions of the Articles of Incorporation; (iv) provide for amendment of the Articles of Incorporation in the future by a majority of the shareholders, except in regard to the antitakeover provisions of proposed Article Sixth which would require a vote of 80% of outstanding shares; and (v) to adopt these amendments and additional less significant changes to the current Articles of Incorporation by approval and adoption of the Amended and Restated Articles of Incorporation in the form attached hereto as Appendix A. Each of these issues is addressed below. On the attached Proxy, shareholders are given the right to vote for these proposals separately so that some, but not all, of the proposals may be adopted. However, because the Board of Directors believes that it is in the best interest of the Corporation that all of these proposals are adopted, the Amended and Restated Articles of Incorporation in the form of Appendix A attached hereto incorporate each proposal. The Corporation's Articles of Incorporation have not been modified, other than to increase the number of authorized shares since the organization of the Corporation in 1985. The Board of Directors believes that the Corporation will be in a better overall position to operate in the competitive financial institutions arena with the Amended and Restated Articles of Incorporation and requests your support.

                                   PROPOSAL 1

    PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                     AUTHORIZED COMMON SHARES TO 15,000,000

The Board is proposing to increase the number of authorized shares of the Corporation from 1,500,000 to 15,000,000. Each share will continue to be without par value. As of March 8, 2005, the Corporation had 1,500,000 shares authorized, 1,300,000 of which were outstanding, with no shares held by the Corporation as treasury stock. The Board believes that the increase in authorized shares will grant it flexibility utilizing authorized but unissued shares for general corporate purposes. These purposes could include certain shareholder enhancements such as a stock split or stock dividends. The board of Directors has expressed its intent to declare a 4 for 1 stock split in the event that this proposed amendment is adopted by the shareholders. In the event of such split, the Corporation would have 5,200,000 shares outstanding. The Board of Directors feels that a stock split is appropriate at this time to reduce the per share trading value of its stock in an effort to make shares more affordable and increase liquidity. Authorizing the 15,000,000 shares as proposed would allow the Board of Directors to effect a subsequent 2 for 1 stock split and still provide an additional 3,000,000 for other corporate purposes. Such other corporate purposes include the potential issuance of shares under the 2005 Long Term Stock Incentive Plan that proposed for approval at this annual meeting (See Proposal 13 below). An amendment to increase the authorized shares would also grant the Board authority to issue shares in connection with the raising of additional capital or acquisition of an existing bank, bank holding company or other financial institution. While the Corporation has no specific plans in regard to the issuance of additional shares concerning any sale of stock or acquisition, having available authorized but unissued shares would allow the Board of Directors to act expeditiously in accomplishing any such goals should the Board deem it appropriate. The increase in the authorized shares will grant to the Board the ability to issue additional shares without further shareholder approval, subject to the elimination of preemptive rights discussed below, and would, if shares were so issued, have the result of diluting the ownership percentage of current shareholders.

                                   PROPOSAL 2

 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE PREEMPTIVE RIGHTS

The current Articles of Incorporation of the Corporation provide the shareholders of the Corporation with the preemptive right to subscribe to additional shares of the Corporation offered for sale. The current version of the Articles of Incorporation and Ohio law do provide exceptions to such right. The Board of Directors is seeking shareholder approval to eliminate preemptive rights as it believes that such right unduly restricts the Board of Directors ability to react to the potential for issuance of new shares at such times and upon such conditions as the Board of Directors deems appropriate. The Board of Directors believes that the concept of preemptive rights is appropriate in a more closely held corporation so as to allow shareholders to maintain their pro rata interest in the corporation. The Corporation is now a widely held corporation with over 2,000 shareholders.

Section 1701.15 of the Ohio Revised Code, which governs preemptive rights under Ohio law, was amended effective March 17, 2000 in favor of limiting preemptive rights. Prior to such amendment, a shareholder of an Ohio corporation was entitled to preemptive rights unless the articles of incorporation provided that there would be no preemptive rights. After March 17, 2000, a shareholder does not have preemptive rights in a newly organized Ohio corporation unless the articles of incorporation specifically provide for preemptive rights. Because the Corporation's current Articles of Incorporation are silent on the issue of preemptive rights and because the Corporation was organized in 1985, prior to the recent amendment to the law, it is necessary to amend the Articles of Incorporation as set forth herein to eliminate preemptive rights.

                                   PROPOSAL 3

   REVISIONS TO THE "ANTITAKEOVER" PROVISION OF THE ARTICLES OF INCORPORATION.

The Board of Directors also is recommending that the supermajority "antitakeover" provisions contained in Article SIXTH of the current Articles of Incorporation be revised to better protect the Corporation and its shareholders from an undesired attempt to acquire the Corporation. Currently, the Articles of Incorporation provide that certain transactions with a shareholder that owns more than 10% of the Corporation require the affirmative vote of a majority of the other shareholders of the Corporation. While the Board of Directors believes that such a provision is helpful, they feel that the proposed amendments will better accomplish the desired goal of requiring a potential acquirer of the Corporation or a significant portion of its assets to deal directly with the Board of Directors. The Amended and Restated Articles of Incorporation as proposed contain both a supermajority vote provision and a "fair price" provision. Such provisions were included based on the fact that certain tactics in corporate takeover practice can be used to the disadvantage of certain of a corporation's shareholders. These tactics include the accumulation of a substantial block of stock as a prelude to an attempted takeover or proxy fight or the use of a partial tender offer followed by a second-step merger or business combination involving less favorable consideration than was offered in the partial tender offer. The Board of Directors of the Corporation believes that such tactics can be highly disruptive and can result in dissimilar and unfair treatment of shareholders. The fair price and supermajority vote provisions are designed to encourage potential takeover bidders to negotiate at arm's length with the Board of Directors. In the absence of such negotiations, the provisions are intended to achieve a measure of assurance that any multi-step attempt to take over the Corporation is made on terms that offer similar treatment to all shareholders. Neither the proposed fair price provision nor the supermajority vote provision will impede a takeover that is approved by two-thirds of the directors of the Corporation who are unaffiliated with a ten percent (10%) or more shareholder (an "interested shareholder"). The Board of Directors is not aware of any current effort to obtain control of the Corporation or to effect substantial accumulations of its common shares. However, Article Eighth of the Amended and Restated Articles of Incorporation was included in order to have in place appropriate safeguards to protect the shareholders against a two-step takeover attempt.

An effect of these provisions is to make more difficult the consummation of a business combination with a ten percent (10%) or more shareholder in the absence of the approval of the Board of Directors of the Corporation. Accordingly, the provisions may discourage takeover attempts which are not supported by the Board of Directors. Under the "fair price" provision, no business combination may be effected without the approval of two-thirds of the "Continuing Directors," unless either: (i) approved by holders of not less than 66 2/3% of the voting stock held by all independent shareholders voting together as a class; or (ii) compliance with all of the fair price and certain other requirements and conditions. The uncertainty associated with the "fair price" provision may have the effect of encouraging an interested shareholder who is not assured of the eighty percent (80%) "supermajority vote" to negotiate any proposed business combination with the Board of Directors, and more specifically, negotiate with the Continuing Directors. The purpose of the foregoing condition is to require, in the absence of the approval of two-thirds of the Continuing Directors or holders of at least 66 2/3% of all voting stock held by the "independent shareholders," that the independent shareholders receive in a business combination the minimum price specified above, which is the highest price per share paid by the interested shareholder in acquiring shares of such class. The form of the consideration would be the same as previously paid by the interested shareholder to acquire the largest number of shares of such class or series.

Article Eighth also contains a "supermajority vote" provision. The vote required by the "supermajority vote" provision is in addition to any vote required by the fair price provision. Under the supermajority vote provision, no business combination with an "interested shareholder" may be effected without the approval of two-thirds of the Continuing Directors, unless approved by holders of not less than eighty percent (80%) of the outstanding voting stock voting together as a single class. This 80% "supermajority vote" requirement includes the vote of the interested shareholder. This supermajority vote is an increase from the majority of the noninterested shareholders required vote needed to approve such a transaction under the current Articles of Incorporation. Any vote of shareholders of the Corporation under Article Eighth is in addition to any required vote of the holders of any class of shares of capital stock of the Corporation and is required notwithstanding the fact that no shareholder vote or a lesser percentage shareholder vote may be required by law or other provisions of the Articles of Incorporation.

All actions required to be taken by the Continuing Directors under Article Eighth shall be taken by the vote or written consent of two-thirds (2/3) of the Continuing Directors. In the event that the number of Continuing Directors is at any time less than nine (9), all power and authority of the Continuing Directors under Article Eighth shall cease. The Continuing Directors are given authority under Article Eighth to determine, consistent with their fiduciary obligations, such matters as whether any person is an interested shareholder; fair market value of property, securities and other noncash considerations; and other matters.

Provisions of Article Eighth may not be repealed, amended, supplemented or otherwise modified unless: (i) the Continuing Directors (or, if there is no interested shareholder, a majority of directors of the Corporation), recommend such repeal, amendment, supplement or modification and such repeal, amendment, supplement or modification is approved by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation, or (ii) such repeal, amendment, supplement or modification is approved by the affirmative vote of holders of: (a) not less than 80% of the outstanding voting stock voting together as a single class, and (b) not less than 66 2/3 percent of the outstanding voting stock held by all shareholders other than interested shareholders voting together as a single class.

The Board of Directors believes that encouraging a prospective purchaser to negotiate directly with the Board of Directors of the Corporation will be beneficial to all shareholders. The Board believes that it, in consultation with professional advisors retained on behalf of the Corporation, is in the best position to assess the business and prospects of the Corporation. Accordingly, the Board is of the opinion that negotiations between the Corporation and a potential acquirer will increase the likelihood that shareholders will receive a higher price for their shares in a proposed transaction.

There are certain other protections available to the Corporation to protect against an undesired takeover. Federal and state law requires prior approval by the Board of Governors of the Federal Reserve System and the Ohio Division of Financial Institutions before any company acquires control of a bank or bank holding company. Independent of any provision of the Corporation's Articles of Incorporation or Code of Regulations, the requirement for such regulatory approval may delay efforts to obtain control over the Corporation. Section 1701.831 of the Ohio General Corporation Law requires shareholder approval of the acquisition of control of certain Ohio corporations, including the Corporation. However, for the reasons noted below, the Board of Directors is requesting that the Code of Regulations be amended to "opt out of this "Control Share Acquisition" statute. The availability of the authorized and unissued shares of the Corporation to be issued into friendly hands with the purpose of diluting a potential acquirer's ownership of the Corporation may also be determined to have an antitakeover effect. Except as described in this Proxy Statement, the proposed Amended and Restated Articles of Incorporation and proposed Amended and Restated Code of Regulations contain no other provisions that are intended to be or could fairly be considered as antitakeover in nature or effect. The above described provisions are not the result of management's knowledge of any effort to obtain control of the Corporation.

                                   PROPOSAL 4

  REVISIONS TO ALLOW THE ARTICLES OF INCORPORATION TO BE AMENDED BY A MAJORITY
                                      VOTE.

Section 1701.71 of the Ohio Revised Code requires the approval of 66 2/3% of the voting power of a corporation to amend its articles of incorporation. That same Section provides that the articles of incorporation may reduce the vote required for approval of such amendment to not less than a simple majority. The Amended and Restated Articles of Incorporation contain a provision as a part of Article Seventh reducing the vote required to amend the Articles to a majority, except in regard to amendment of Article Eighth concerning antitakeover provisions, and certain provisions of the Code of Regulations, which would require an 80% vote. Because of the difficulty in obtaining responses to a request for proxies in regard to annual meetings (caused in part by the number of shares held "in street name") and in order to give the Board of Directors the ability to better manage the affairs of the Corporation, the Board requests approval of this revision. A reduction in the percentage required to approve an amendment to the Articles of Incorporation will have the effect of allowing such amendment by fewer shareholders even if a significant minority does not favor such amendment. Even so, the Board believes that the majority of shareholders should be entitled to make such decisions.

                                   PROPOSAL 5

              TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION

The Board of Directors believes that it would be in the best interest of the Corporation and its shareholders to amend and restate the Corporation's Articles of Incorporation to eliminate or change certain provisions of the Articles of Incorporation that are now inappropriate in light of the other changes proposed to the Articles of Incorporation. If Proposals 1, 2, 3, 4 and 5 are approved, the Articles of Incorporation of the Corporation will be amended and restated as set forth in the Amended and Restated Articles of Incorporation attached as Appendix A to this Proxy Statement. The affirmative vote of the holders of at least 66 2/3 percent of the outstanding common shares of stock of the Corporation is required to adopt Proposals 1, 2, 3, 4 and 5 and thus adopt the Amended and Restated Articles of Incorporation. In the event that one or more, but not all of Proposals 1, 2, 3, 4 and 5 are approved, the Articles of Incorporation of the Corporation will be accordingly amended.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSALS 1, 2, 3, 4 AND 5, WHICH WILL RESULT IN THE AMENDMENT AND RESTATEMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION AS SET FORTH IN APPENDIX A TO THIS PROXY STATEMENT.

         GENERAL OVERVIEW OF PROPOSALS TO AMEND THE CODE OF REGULATIONS

The Board of Directors also is proposing to the shareholders the adoption of certain amendments to the Code of Regulations of the Corporation including the adoption of certain provisions which might be deemed to be "antitakeover" in nature. These changes include: (i) revising the number of members on the Board of Directors to between nine (9) and twenty five, the exact number to be 14 until changed by the Board of Directors; (ii) implementing a "staggered" or "classified" board of directors providing for the division of the Board of Directors into 3 classes of directors and providing for the election of directors to serve for multiple years; (iii) increasing the percentage of shareholders required to remove a director to 75% from a simple majority and increasing the percentage of shareholders needed to amend the section providing for such removal to 80%; (iv) requiring advance notice to the Corporation by a shareholder that wants to nominate someone to serve on the Board of Directors or put forth a shareholder proposal; (v) "opt out" of the "Control Share Acquisition Statute (Section 1701.83 of the Ohio Revised Code); and (vi) provide for amendment of the Code of Regulations in the future by a majority of the shareholders, except in regard to certain specific provisions of the proposed Amended and Restated Code of Regulations which would require a vote of 80% of outstanding shares, and to adopt these amendments and additional less significant changes to the current Code of Regulations by approval and adoption of the Amended and Restated Code of Regulations in the form attached hereto as Appendix B. On the attached Proxy, Shareholders are given the right to vote for each of these proposals separately so that some but not all of the proposals may be adopted. However, because the Board of Directors believes that it is in the best interest of the Corporation that all of these proposals are adopted, the Amended and Restated Code of Regulations in the form of Appendix B attached hereto incorporates each proposal. Like the Corporation's Articles of Incorporation, the Code of Regulations has not been modified since the organization of the Corporation in 1985. The Board of Directors believes that the Corporation will be in a better overall position to operate in the competitive financial institutions arena with the Amended and Restated Code of Regulations and requests your support.

                                   PROPOSAL 6

         REVISE THE NUMBER OF MEMBERS SERVING ON THE BOARD OF DIRECTORS

Currently the Articles of Incorporation of the Corporation sets the number of members of the Board of Directors at not less than nine (9), subject to the ability of the shareholders to vary such number as provided in the Code of Regulations. The proposed Amended and Restated Code of Regulations establishes a range of the number of board members from 9 to 25 and allows the Board to decide by a majority vote the number of persons that will serve on the Board. Until otherwise changed, the number of Directors will remain at the current number of
14. The Board of Directors seeks this flexibility to allow the Board to expand its membership at times other than at the annual shareholders' meeting when it deems such expansion appropriate. The ability for the Board to determine its exact number of members may be deemed an antitakeover provision as it allows the Board to determine when it would be beneficial to modify the number of Board members. No director elected by the shareholders may be removed, except by the shareholders as provided in Section 9 of the Amended and Restated Code of Regulations, or by the Board of Directors in the very limited circumstances provided by Ohio law.

                                   PROPOSAL 7

                    CLASSIFICATION OF THE BOARD OF DIRECTORS

The Amended and Restated Code of Regulations provides that the Board of Directors shall be divided into three (3) classes. Assuming the classified board is approved, directors would be elected to three classes serving for one, two and three years, respectively. The nominations set forth below assume such approval and division into three classes. In the event that the shareholders do not approve the classification of the Board as described herein, all fourteen
(14) of the Directors elected would serve for a one year term. The classified election system for directors provides continuity of directors and also serves as a defense against unwanted takeovers. Shareholders desiring to change a majority of the Board would have to wait two years as only one-third of the directors would be elected annually. This may discourage potential acquirers of the Corporation's shares from making acquisitions of the Corporation's shares. Additionally, if the classified election system is approved, individuals appointed by the Board of Directors to fill any vacancy created therein shall stand for election by shareholders at the next annual meeting of shareholders at which Directors are elected, regardless of whether the appointee in question is a member of the class of Directors up for election.

                                   PROPOSAL 8

   INCREASE THE VOTE REQUIRED AND ALLOW REMOVAL OF A DIRECTOR ONLY FOR "CAUSE"

The Amended and Restated Code of Regulations of the Corporation also contains a provision requiring the vote of 75% of the shareholders to remove all or any one of the members of the Board of Directors and requires that such removal may only occur for "cause". This requires a higher vote than the simple majority provided by Ohio law and the current Code of Regulations. Coupled with the requirement that a director may only be removed for "cause", as defined in Section 9 of the proposed Amended and Restated Code or Regulations, this provision would make it more difficult to remove all or some of the members of the Board of Directors. Members of the Board of Directors believe that this provision will help to protect the Corporation as it will enable directors to act during their terms of office to make the decisions and judgments required of the Board with a greater sense of stability and also will protect the Board members from unwarranted removal. Because the Corporation still has cumulative voting, Ohio law provides that a director may not be removed if the number of shares voted against any director's removal would be able to elect the director in an election utilizing cumulative voting.

                                   PROPOSAL 9

          ADOPT AN ADVANCE NOTICE REQUIREMENT TO NOMINATE A DIRECTOR OR
                PRESENT OTHER MATTERS AT A SHAREHOLDERS' MEETING

The Board of Directors proposes to add new Sections 5 and 7 to the Corporation's Code of Regulations requiring shareholders to give the Corporation advance notice of any proposal a shareholder would like to make in connection with any shareholder meeting and any nominations for Directors to be considered at such meetings. We believe that it is appropriate to require shareholders to notify the Corporation in advance of a shareholder meeting of proposals in order that they may be addressed in a more orderly fashion at the meeting. Likewise, the Board believes that it is appropriate to require advance notice of nominees to the Board of Directors, consistent with the rules and regulations of the Securities and Exchange Commission, so as to appropriately review the qualifications of such candidates.

                                   PROPOSAL 10

              "OPTING OUT" OF THE CONTROL SHARE ACQUISITION STATUTE

The Board of Directors proposes to add a provision to the Code of Regulations by which the Corporation will elect to opt out of coverage of the Ohio anti-takeover statute, which is commonly referred to as the "Ohio Control Share Acquisition Act." This provision is set forth in Section 33 of the proposed Amended and Restated Code of Regulations. The "Ohio Control Share Acquisition Act" provides that certain notice and informational filings and special shareholder meetings and voting procedures must occur prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of shares of an "issuing public corporation" that would entitle the acquirer, directly or indirectly, alone or with others, to exercise or direct the voting power of the issuing public corporation in the election of directors within any of the following ranges:

      -  one-fifth or more but less than one-third of the voting power;

      -  one-third or more but less than a majority of the voting power; or

      -  a majority or more of the voting power.

An "issuing public corporation" is an Ohio corporation with fifty or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no valid close corporation agreement exists. The Corporation currently meets the definition of an issuing public corporation. Assuming compliance with the notice and informational filing requirements prescribed by the Ohio Control Share Acquisition Act, the proposed control share acquisition may take place only if, at a special meeting of shareholders at which at least a majority of the voting power is represented in person or by proxy, the acquisition is approved by both:

      - a majority of the voting power of the corporation represented in person or by proxy at the meeting, and

      - a majority of the voting power at the meeting exercised by shareholders, excluding:

            -  the acquiring shareholder,

            - directors of the corporation who are also employees and officers, and

            - persons who acquire specified amounts of shares after the first public disclosure of the proposed control share acquisition.

The Ohio Control Share Acquisition Act does not apply to a corporation whose articles of incorporation or code of regulations provides that it does not apply. We believe that other provisions of the Amended Articles of Incorporation and Amended Code of Regulations of the Corporation will adequately and more effectively protect the interests of the Corporation and its shareholders against the acquisition of controlling share interests that are not approved by the Board of Directors.

                                   PROPOSAL 11

        INCREASE THE PERCENTAGE VOTE TO AMEND THE CODE OF REGULATIONS AND
               MAKE TECHNICAL REVISIONS TO THE CODE OF REGULATIONS

The Board of Directors proposes to add provisions to the Corporation's Code of Regulations to require a supermajority of shareholders to amend or eliminate certain sections of the Amended Code of Regulations. These provisions regarding the ability to amend the Code of Regulations are set forth in Section 34 of the Amended Code of Regulations. Because the current Code of Regulations is silent in this regard, amendment of the Code of Regulations requires the affirmative vote of a majority of the voting power of shareholders. The Amended Code of Regulations will provide that it may be amended by the affirmative vote of a majority of the voting power of shareholders, with several important exceptions. Changes that would affect the provisions of the Code of Regulations dealing with the number of directors, the classification, election and term of office of directors, the method of nomination of directors and removal of directors will require approval by holders of 80% of the Corporation's outstanding shares, unless the changes are first approved by two-thirds of the Corporation's directors. We believe that these particular provisions are sufficiently important to the governance of the Corporation that they should not be changed without the approval of at least two-thirds of the Board of Directors, unless they are approved by shareholders owning eighty percent of the Corporation's shares.

The Board of Directors believes that it is in the best interest of the Corporation and its shareholders to amend and restate the Corporation's Code of Regulations, as set forth in Appendix B to this Proxy Statement. The Corporation's Code of Regulations was adopted in 1985 in connection with the organization of the Corporation, and has not been amended since then. The Board of Directors believes that certain provisions of the current Code of Regulations are no longer appropriate, and that certain provisions should be added to better serve the Corporation and its shareholders. The affirmative vote of the holders of at least a majority of the outstanding common shares of stock of the Corporation is required to adopt Proposals 6, 7, 8, 9, 10 and 11 and thus adopt the Amended and Restated Code of Regulations. In the event that one or more, but not all of Proposals 6, 7, 8, 9, 10 and 11 are approved, the Code of Regulations of the Corporation will be accordingly amended.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSALS 6, 7, 8, 9, 10 AND 11, WHICH WILL RESULT IN THE AMENDMENT AND RESTATEMENT OF THE CORPORATION'S CODE OF REGULATIONS AS SET FORTH IN APPENDIX B TO THIS PROXY STATEMENT.

                   POSSIBLE ANTI-TAKEOVER EFFECT OF PROPOSALS

Several of the proposed amendments to the Corporation's Articles of Incorporation and Code of Regulations may discourage unilateral tender offers or other attempts to take over and acquire the business of the Corporation. The following summarizes those Proposals which might have a potential "anti-takeover" effect. The following discussion contains all material disclosure about those Proposals but may not contain all of the information that is pertinent to each investor. You should refer in each case to the Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations, which are attached to this Proxy Statement as Appendix A and Appendix B, respectively.

- Increase of Authorized Shares and Elimination of Preemptive Rights. See Article Fourth and SIXTH of the Amended Articles of Incorporation at Appendix
   A. The availability of authorized but unissued shares, coupled with the elimination of the preemptive right of shareholders to subscribe to newly issued shares, could discourage third parties from attempting to gain control of the Corporation, since the Board of Directors could authorize the issuance of such shares in a private placement or otherwise to one or more persons. The issuance of these shares could dilute the voting power of a person attempting to acquire control of the Corporation, increase the cost of acquiring control or otherwise hinder the efforts of the other person to acquire control.

- Supermajority and Fair Price Provisions. The Corporation also has certain provisions in Article SIXTH of its current Articles of Incorporation that make a takeover of the Corporation without the approval of the Corporation's Board of Directors more difficult. However, proposed Article EIGHTH of the Corporation's Amended and Restated Articles of Incorporation contains significantly enhanced "supermajority" and "fair price" provisions. These provisions require the affirmative vote of 80% of the Corporation's outstanding voting power to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an "interested shareholder", defined as another person or entity owning ten percent or more of the outstanding capital stock of the Corporation, unless first approved by two-thirds of the Corporation's directors not affiliated with the interested shareholder. The Amended and Restated Articles of Incorporation also require the approval of 66-2/3% of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a "fair price," as defined in the Amended and Restated Articles of Incorporation, for any shares acquired by an interested shareholder unless approved by two-thirds of the directors who are not affiliated with the interested shareholder. The intent of these provisions is to attempt to force any proposed acquirer of the

   Corporation to negotiate with the Board of Directors. The Corporation is also subject to a set of provisions under Ohio law, which is referred to as the "Merger Moratorium Statute." The Merger Moratorium Statute regulates certain business combinations between a "public company" and an "interested shareholder" such as mergers or disposition of substantially all of the Corporation's assets. Subject to certain exceptions, these transactions are prohibited for a three-year period. Prior to the end of the three-year period, a prohibited transaction may take place provided certain conditions are satisfied.

- Classified Board and Removal of Directors. See Sections 8 and 9 of the Amended Code of Regulations at Appendix B. The Board of Directors will be divided into three classes, eventually to be elected every three years for three year terms. This will make it more difficult for persons other than the Board of Directors to acquire control of the Board of Directors. The Directors may be involuntarily removed from office before their term expires only for cause and if holders of at least 75% of the Corporation's common shares vote in favor of removal at a meeting of shareholders, subject to the right of shareholders to stop such removal if, voting cumulatively, such shareholders could elect such director. This provision may make it difficult for any person who may attempt to take over the Corporation to remove elected directors before the end of their term.

- Restrictions on Business at Shareholder Meetings. See Sections 5 and 7 of the Amended Code of Regulations at Appendix B. Generally, business at the Corporation's shareholders meetings is restricted to the purpose of the meeting described in the notice (if it is a special shareholders' meeting), business that the Board of Directors wishes to be taken up at the meeting (regardless of whether it is a special or regular meeting) or which is brought before the meeting pursuant to a timely written notice to the President by one or more shareholders. A notice is deemed timely if it is received at the Corporation's executive offices at least 60 days prior to the meeting date. Section 7 of the Amended Code of Regulations also requires advance notice of the nomination of someone to serve on the Board of Directors. The required contents of the notice and nomination by the shareholder are contained in the Amended Code of Regulations and must be strictly complied with in order for a shareholder proposal or nomination to be considered. These restrictions, while helpful in assuring orderly and informed shareholders' meetings, have the effect of making it more difficult for someone attempting to acquire control of the Corporation to bring matters before any shareholders' meeting, including amendments to the Articles of Incorporation and Code of Regulations, or to nominate someone not selected by the Nominating and Corporate Governance Committee of the Corporation.

- "Opting Out" of Section 1701.831 of the Ohio Revised Code. Taking the action to cause Section 1701.831 to be inapplicable to the Corporation is deemed by the Board of Directors to be appropriate for the reasons mentioned above. This and certain other provisions of the Corporation's Articles of Incorporation and Code of Regulations will require a potential acquirer to negotiate with the Board of Directors, which is charged with the duty of acting in the best interest of all shareholders. However, opting out will have the effect of removing the decision as to a sale or merger of the Corporation from the shareholders until the Board of Directors has had the opportunity to consider and recommend action on such matters to the shareholders.

- Amendment of Articles and Code. Generally, Ohio Corporation law requires amendments to corporate articles of incorporation to be approved by at least two-thirds of all votes entitled to be voted. Ohio Corporation law also generally requires amendments to a corporate code of regulations to be approved by at least a majority of all votes entitled to be voted. Ohio law permits a Corporation's articles of incorporation and code of regulations to change these shareholder voting requirements within limits. The Amended Articles of Incorporation will provide that a majority vote of the outstanding shares is required to approve most amendments to the Articles of Incorporation. The Amended Code of Regulations continues to require a majority vote of the outstanding shares to make most amendments to the Code of Regulations. However, the Amended Articles of Incorporation and Amended Code of Regulations increase the percentage of voting shares outstanding required to change certain provisions of the Amended Articles of Incorporation or Amended Code of Regulations, absent prior approval by at least two-thirds of the Corporation's directors. These provisions include Article EIGHTH of the Articles of Incorporation, and Sections 6, 8, 9, 33 or 34 of the Code of Regulations. These provisions have the effect of making it difficult to change these provisions of the Amended Articles of Incorporation and Amended Code of Regulations without the approval of the Board of Directors. The effect of these provisions may be to make it more difficult for a person who desires to acquire control of the Corporation to do so without the cooperation of the incumbent Board of Directors.

                                   PROPOSAL 12

     ELECTION OF DIRECTORS AND INFORMATION CONCERNING DIRECTORS AND OFFICERS

The Code of Regulations of Farmers & Merchants Bancorp, Inc. provides that the number of Directors to be elected at the Shareholder Meeting will be determined by the vote of the shareholders, but shall not be less than nine or greater than twenty. Currently, the number of Directors is set at fourteen. The proposed Amended and Restated Code of Regulations of the Company as discussed above, provides for the division of the Board of Directors into three (3) classes. Eventually, each Director will serve for a three year term under such system. However, initially, certain members of the Board of Directors will be elected to serve one or two-year terms until the system is fully implemented. If the classified election system is approved, individuals appointed by the Board of Directors to fill any vacancy created therein shall stand for election by shareholders at the next annual meeting of shareholders at which Directors are elected, regardless of whether the appointee in question is a member of the class of Directors up for election. At the forthcoming Annual Meeting, the shareholders will be asked to elect the fourteen (14) directors listed below to serve for the term noted below. Set forth below is information concerning the nominees for the election to the Board of Directors. The following persons have been nominated as directors by the Board of Directors:

       CLASS I, TERM TO EXPIRE AT THE ANNUAL SHAREHOLDERS' MEETING IN 2006

                                                                       YEAR FIRST
                                   PRINCIPAL OCCUPATION OR               BECAME
      NAME         AGE         EMPLOYMENT FOR PAST FIVE YEARS          DIRECTOR(1)
---------------    ---  ---------------------------------------------  -----------
Jerry L. Boyers     71  President, Edifice Construction
                        Management                                        1976

Robert G. Frey      64  President, E. H. Frey & Sons, Inc.                1987

Jack C. Johnson     52  President, Hawk's Clothing, Inc.                  1991

Merle J. Short      63  President, Promow, Inc.                           1987

      CLASS II, TERM TO EXPIRE AT THE ANNUAL SHAREHOLDERS' MEETING IN 2007

                                                                       YEAR FIRST
                                   PRINCIPAL OCCUPATION OR               BECAME
       NAME        AGE         EMPLOYMENT FOR PAST FIVE YEARS          DIRECTOR(1)
-----------------  ---  ---------------------------------------------  -----------
Dexter L. Benecke   62  President, Viking Trucking, Inc.                  1999
Joe E. Crossgrove   68  Chairman of the Corporation and The Farmers &     1992

                               Merchants State Bank, prior to February 18,   2005
                               Mr. Crossgrove was the President and CEO
                               of the Corporation and the Bank

Dean E. Miller             61  President, MBC Holdings, Inc.                 1986

James C. Saneholtz         58  President, Saneholtz-McKarns, Inc.            1995

Steven J. Wyse             60  Private Investor                              1991

      CLASS III, TERM TO EXPIRE AT THE ANNUAL SHAREHOLDERS' MEETING IN 2008

                                                                         YEAR FIRST
                                       PRINCIPAL OCCUPATION OR             BECAME
          NAME            AGE       EMPLOYMENT FOR PAST FIVE YEARS       DIRECTOR(1)
------------------------  ---  ----------------------------------------  -----------
Steven A. Everhart         50  Secretary/Treasurer, MBC Holdings, Inc.       2003

Anthony J. Rupp(2)         55  President, Rupp Furniture Co.                 2000

David P. Rupp Jr. (2)(3)   63  Attorney, Plassman, Rupp, Short & Hagans      2001

Kevin J. Sauder            44  President, Chief Executive Officer,
                               Sauder Woodworking Co                         2004

Paul S. Siebenmorgen       55  President and CEO of the Corporation and
                               Farmers & Merchants State Bank(4)             2005

-------------------------

(1) The Corporation was organized as the bank holding company for the Farmers & Merchants State Bank in 1985. Persons noted as having served on the Board of Directors prior to that date served on the Board of the Bank prior to the organization of the Corporation.

(2) Anthony J. Rupp and David P. Rupp Jr., both of whom are being nominated to the Board of Directors, are brothers.

(3)David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation, and its subsidiaries, during the past sixteen years and is to be retained currently.

(4) Mr. Siebenmorgen became the President and CEO of the Corporation and the Bank effective February 18, 2005. Prior to that point in time, he was Senior Executive Vice President and Chief Lending Officer of the Bank and was not a member of the Board of Directors of the Corporation or the Bank.

-------------------------

In the event that the shareholders do not approve the amendment to the Code of Regulations providing for the "classification" of the Board, all fourteen (14) persons listed as nominees would be elected to a one year term, expiring at the Annual Meeting of Shareholders in 2006.

Other than the relationship between Mr. Anthony Rupp and David Rupp noted above, there are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation.

While it is contemplated that all nominees will stand for election, and the nominees have confirmed this with the Corporation, if one or more of the nominees at the time of the annual meeting should be unavailable or unable to serve as a candidate for election as a director of the Corporation, the proxies reserve full discretion to vote the common shares represented by the proxies for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons will be unavailable or unable to serve if elected to the Board. Under Ohio law and the Corporation's Code of Regulations, the fourteen nominees receiving the greatest number of votes will be elected as directors. The attached form of proxy grants to the persons listed in such proxy the right to vote shares cumulatively in the election of directors if a shareholder properly implements cumulative voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS TO SHAREHOLDERS THE ELECTION OF THE ABOVE-LISTED PERSONS AS DIRECTORS FOR THE CORPORATION IN THE CLASSES NOTED.

The following table sets forth certain information with respect to the executive officers of the Corporation and the Bank:

                             OFFICER       POSITIONS AND OFFICES HELD WITH CORPORATION & PRINCIPAL
         NAME           AGE  SINCE(1)                  OCCUPATION HELD PAST FIVE YEARS
----------------------  ---  --------  ----------------------------------------------------------------
Joe E. Crossgrove        68    1964    Chairman of the Corporation and the Bank, previously was
                                       President & CEO from 1997 until February 18, 2005

Paul Siebenmorgen        55    2004    President and CEO of the Corporation and the Bank(2)

Edward A. Leininger      48    1981    Executive Vice President and Chief Operating Officer, was Senior
                                       Commercial Loan Officer of the Bank until July 2004, and was
                                       EVP - Commercial Loans of the Bank, until April 2001

Rex D. Rice              45    1984    Executive Vice President and Senior Commercial Loan Officer of
                                       the Bank, was Chief Lending Officer until July 2004

Barbara J. Britenriker   43    1992    Executive Vice President and Chief Financial Officer of the
                                       Corporation and the Bank, was Senior Vice President until
                                       September 2004, was Vice President until April 2002

Allen G. Lantz           51    1983    Senior Vice President, Branch Administrator, was Vice President
                                       and Branch Administrator 2001-2002, was Branch Manager
                                       before 2001

Randal H. Schroeder      45    1984    Vice President and Senior Operations Officer, was Assistant Vice
                                       President and Chief Operations Officer before April 2002

-----------
(1) Includes time served as an officer of The Farmers & Merchants State Bank

(2) Mr. Siebenmorgen became the President and CEO of the Corporation and the Bank effective February 18, 2005. Mr. Siebenmorgen was hired as the Senior Executive Vice President and Chief Lending Officer of the Bank in July 2004 and was not an officer of the Corporation prior to his appointment on February 18, 2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned at February 27, 2004 by each director and nominee, and all directors and executive officers as a group. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns more than five percent of the Corporation's common stock.


 Beneficial ownership of        Amounts of Shares of Common      Percent
 nominees for director:          Stock Beneficially Owned        of Total
------------------------------  ---------------------------      --------
    Dexter L. Benecke                     1,306(1)                  .10%
    Jerry L. Boyers                       3,380                     .26
    Joe E. Crossgrove                     2,600                     .20
    Steven A. Everhart                      600(2)                  .05
    Robert G. Frey                        4,745(3)                  .37
    Jack C. Johnson                         300                     .02
    Dean E. Miller                        8,775(4)                  .68
    Anthony J. Rupp                       2,955(5)                  .23
    David P. Rupp Jr.                    16,677(6)                 1.28
    James C. Saneholtz                      325                     .03
    Kevin J. Sauder                         936(7)                  .07
    Merle J. Short                        5,540(8)                  .43
    Paul M. Siebenmorgen                    654(9)                  .05
    Steven J. Wyse                       23,676(10)                1.82

----------
(1) Includes 140 shares of common stock owned jointly with Mr. Benecke's spouse and 333 shares of common stock owned individually by his spouse.

(2) All 600 shares of common stock are owned jointly by Mr. Everhart and his spouse.

(3) Includes 150 shares of common stock owned individually by Mr. Frey's spouse.

(4) Includes 3,945 shares of common stock owned individually by Mr. Miller's spouse.

(5) Includes 298 shares of common stock owned individually by Mr. Rupp's spouse.

(6) Includes 925 shares owned by a church of which Mr. Rupp serves on the endowment committee, 925 shares owned by a foundation of which Mr. Rupp is a board member and 10,327 shares owned by a limited liability company of which Mr. Rupp is the sole manager, but has no financial interest.

(7) Includes 468 shares of common stock owned individually by Mr. Sauder's spouse.

(8) Includes 2,995 shares of common stock owned individually by Mr. Short's spouse.

(9) Includes 300 shares of common stock owned jointly with Mr. Siebenmorgen's spouse.

(10) Includes 11,838 shares of common stock owned individually by Mr. Wyse's spouse.

Beneficial ownership of named executive officers:
-------------------------------------------------
Edward A. Leininger                                1,150 (1)  .09%
Rex D. Rice                                          522 (2)  .04
Barbara J. Britenriker                               273 (3)  .02

----------
(1) Mr. Leininger owned all 1,150 shares of common stock jointly with his spouse.

(2) Mr. Rice owned all 522 shares of common stock jointly with his spouse.

(3) Ms. Britenriker owned all 273 shares of common stock jointly with her spouse.

Directors and Executive Officers as a Group (19 Persons)  80,122  6.16%

              COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

The following table summarizes the membership of the Board of Directors and each of its committees, and the number of times each met during 2004.

                                                                       NOMINATING/
                                                                       CORPORATE
                       BOARD  AUDIT COMMITTEE  COMPENSATION COMMITTEE  GOVERNANCE
                      ------  ---------------  ----------------------  -----------
Dexter L. Beneke      Member      Member
Eugene D. Bernath(1)  Member      Member               Member
Jerry L. Boyers       Member
Joe E. Crossgrove     Member
Steven A. Everhart    Member      Member
Robert G. Frey        Member                                              Member
Jack C. Johnson       Member                           Member
Dean E. Miller        Member                           Member
Anthony J. Rupp       Member                                              Member
David P. Rupp Jr.     Member
James C. Saneholtz    Member
Kevin J. Sauder       Member                           Member             Member
Merle J. Short        Member      Member
Steven J. Wyse        Member                                              Member

NUMBER OF MEETINGS
  IN 2004               9           12                   5                   2

----------------------
(1) Mr. Bernath retired from the Board of Directors effective on February 18, 2005.

The directors of Farmers & Merchants Bancorp, Inc. are also the directors of The Farmers & Merchants State Bank and Farmers & Merchants Life Insurance Co., wholly owned subsidiaries of the Corporation.

During 2004, each director attended 75% or more of the total meetings of the Board and the committees on which they served (held during the period that each served as a director) of the Corporation and Farmers & Merchants State Bank, the primary operating subsidiary of the Corporation, except for Robert G. Frey who attended approximately 73% of the Board and committee meetings that he was scheduled to attend.

Directors of The Farmers & Merchants State Bank are each paid a monthly retainer of $500. In addition, each Director receives $400 for each meeting of the Board of Directors attended and additional amounts for committee meetings ranging from $200 to $400 based upon the demands of the committee on which the Director serves.

The Board of Directors of the Corporation's bank subsidiary has an Executive Salary Committee that also acts as the Compensation Committee for the Corporation, which is responsible for establishing salary levels and benefits for its executive officers. In determining the compensation of the executive officers of the Corporation's subsidiaries, the subsidiaries have sought to create a compensation program that relates compensation to financial performance, recognizes individual contributions and achievements, and attracts and retains outstanding executive officers.

The Corporation established a Nominating and Corporate Governance Committee in 2004. That Committee was responsible for the recommendation to the full Board of Directors of the proposed Amendments to the Corporation's Articles of Incorporation and Code of Regulations discussed previously.

The Corporation also has an Audit Committee established in accordance with 15 U.S.C. 78c(a)(58)(A). The function of the Audit Committee is to review the adequacy of the Corporation's system of internal controls, to investigate the scope and adequacy of the work of the Corporation's independent public accountants and to recommend to the Board of Directors a firm of accountants to serve as the Corporation's independent public accountants.

CORPORATE GOVERNANCE

Starting in 2003, the Corporation reviewed its corporate governance policies as a matter of good business practices and in light of the passage of the Sarbanes-Oxley Act of 2002 ("Sarbanes Oxley") and regulations promulgated by the Securities and Exchange Commission ("SEC") and listing standards adopted by NASDAQ. While the corporate governance requirements set forth in the NASDAQ listing standards are not applicable to the Corporation because it is not listed on NASDAQ, the Corporation decided to implement most of those corporate governance policies to encourage appropriate conduct among the members of its Board of Directors, officers and employees and to assure that the Corporation operates in an efficient and ethical manner.

In this regard, the Audit Committee of the Board of Directors and the Board of Directors of the Corporation met on February 13, 2004 with outside counsel to the Corporation to consider a number of policies, charters and guidelines. After significant discussion, the Board of Directors adopted Corporate Governance Guidelines for the Corporation. In addition, the Corporation adopted charters for the Audit Committee, the Compensation Committee and the newly created Nominating and Corporate Governance Committee. The charters for these three committees were designed to help the committees function more efficiently and with greater independence from the Board of Directors, which was one of the primary goals in the adoption of Sarbanes-Oxley. The members of each of these three committees are currently, and under the terms of the respective charters, will continue to be "independent" pursuant to standards adopted by NASDAQ. Further, the Board of Directors has determined that under the NASDAQ "independence" standards, a majority of the members of the Board of Directors is currently independent. Copies of the Charters for each of these Committees were included in the proxy statement of the Corporation for last year and are available upon request from the Corporation. Shareholders desiring a copy of one or all of the Charters should address written requests to Ms. Lydia A. Huber, Secretary of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

Finally, the Board of Directors adopted a Code of Business Conduct and Ethics (the "Code") at the meeting. While Sarbanes-Oxley mandates the adoption of a code of ethics for the most senior executive officers of all public companies, the Code adopted by the Corporation's Board of Directors is broader in the activities covered and applies to all officers, directors and employees of the Corporation and the Bank. The administration of the Code has been delegated to the Audit Committee of the Board of Directors, a Committee comprised entirely of "independent directors." The Code addresses topics such as compliance with laws and regulations, honest and ethical conduct, conflicts of interest, confidentiality and protection of Corporation assets, fair dealing and accurate and timely periodic reports, and also provides for enforcement mechanisms. The Board and management of the Corporation intends to continue to monitor not only the developing legal requirements in this area, but also the best practices of comparable companies, to assure that the Corporation maintains sound corporate governance practices in the future.

A copy of the Corporation's Code is available on the website of the Bank (www.fm-bank.com). In addition, a copy of the Code is available to any shareholder free of charge upon request. Shareholders desiring a copy of the Code should address written requests to Ms. Lydia A. Huber, Secretary of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502, and are asked to mark Code of Business Conduct and Ethics on the outside of the envelope containing the request.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors submits the following report on the performance of its responsibilities for the year 2004. The purposes and responsibilities of the Committee are elaborated in the

Committee charter, which was originally adopted by the Board of Directors on February 15, 1991. In connection with certain corporate governance enhancements agreed to in February 2004, the Board of Directors approved a new Audit Charter. The Board of Directors has determined that Steven A. Everhart, one of the members of the Audit Committee, is a "financial expert" as defined under the regulations promulgated under the Sarbanes-Oxley Act discussed above. Mr. Everhart and all of the other members of the Audit Committee have been determined by the Board of Directors to be "independent" under the listing standards adopted by the NASDAQ Stock Market.

Management of the Corporation has primary responsibility for the financial statements and the overall reporting process, including the Corporation's system of internal controls. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States. This audit serves as a basis for the auditors' opinion in the annual report to shareholders addressing whether the financial statements fairly present the Corporation's financial position, results of operations and cash flows. The Audit Committee's responsibility is to monitor and oversee these processes.

In reviewing the independence of the Corporation's outside auditors, the Committee has received from Plante & Moran, PLLC the written disclosures and letter regarding relationships between Plante & Moran, PLLC. and its related entities and the Corporation and its related entities and has discussed with Plante & Moran, PLLC its independence from the Corporation as required by Independence Standards Board Standard No. 1. As part of this review, the Committee considered whether the non-audit services provided by Plante & Moran, PLLC to the company during 2003 were compatible with maintaining Plante & Moran, PLLC's independence.

In fulfilling its responsibilities relating to the Corporation's internal control, accounting and financial reporting policies and auditing practices, the Committee has reviewed and discussed with management and Plante & Moran, PLLC the Corporation's audited financial statements for 2004. In this connection, the Committee has discussed with Plante & Moran, PLLC its judgments about the quality, in addition to the acceptability, of the Corporation's accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on SEC Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:

      Steven A. Everhart, Chairman
      Eugene D. Bernath
      Merle J. Short
      Dexter L. Benecke

NOMINATIONS FOR MEMBERS OF THE BOARD OF DIRECTORS

As noted above under "Corporate Governance", the Corporation established a Nominating and Corporate Governance committee. The current members of the Committee all are "independent" directors (as defined by NASDAQ). The Nominating and Corporate Governance Committee has not yet developed a policy regarding the consideration of nominations for directors by shareholders. The committee intends to develop such a policy in the near future and intends to post the policy on the Bank's website for review by shareholders. Nonetheless, the Nominating and Corporate Governance Committee will consider nominations from shareholders, although it has not actively solicited such nominations. Proposed nominations should be addressed to Chairman of the Nominating and Corporate Governance Committee of Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502. The identification and evaluation of all candidates for nominee to the Board of Director are undertaken on an ad hoc basis within the context of the Corporation's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the Committee considers a variety of factors, including the candidate's integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices, and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time.

The Nominating and Corporate Governance Committee also has been designated by the Corporation's Corporate Governance Guidelines to receive, review and respond, as appropriate, to communications concerning the Corporation from employees, officers, shareholders and other interested parties that such parties want to address to non-management members of the Board of Directors. Shareholders that want to direct such questions to the non-management members of the Board of Directors should address them to the Chairman of the Corporate Governance and Nominating Committee, Farmers & Merchants Bancorp, Inc., 307-11 North Defiance Street, Archbold, Ohio 43502.

The Corporation's Corporate Governance Guidelines also contain a provision stating that it is expected that all members of the Board of Directors shall attend the Annual Meeting of Shareholders. 14 out of the total of 14 members of the Board of Directors attended the 2004 Annual Meeting of Shareholders.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The executive officers of the Corporation receive no compensation from the Corporation for services rendered as executive officers of the Corporation. Instead, they are paid by the Corporation's bank subsidiary, The Farmers & Merchants State Bank (the "Bank"), for services rendered in their capacity as executive officers of the Corporation and its subsidiaries. The Corporation and its other non-bank subsidiary reimburse the Bank for their share of applicable payroll costs. The Executive Salary Committee of the Bank has the identical members as the Compensation Committee of the Corporation and the members of these committees make decisions regarding compensation.

The following table shows, for fiscal years ended December 31, 2004, 2003 and 2002, the cash compensation paid by the Corporation and its subsidiaries, as well as, certain other compensation paid or accrued for those years, to Joe E. Crossgrove, the President, Chief Executive Officer and Treasurer of Farmers & Merchants Bancorp, Inc., President and Chief Executive Officer of The Farmers & Merchants State Bank, and Vice President of Farmers & Merchants Life Insurance Corporation and the other executive officers who received compensation in excess of $100,000. The holding company has no employees; all compensation was paid by the Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                 All Other
    Name and Principal Position      Year    Base Salary         Bonus       Compensation(2)(3)
-----------------------------------  ----  ----------------  --------------  ------------------
Joe E. Crossgrove(1)                 2004  $        169,400  $       60,349     $     22,516
    President and Chief              2003           163,200          40,233           19,590
    Executive Officer                2002           148,325          15,465           19,046

Paul Siebenmorgen(4)                 2004  $         75,000                     $     50,000
    Senior Executive Vice President
    and Chief Lending Officer

Edward A. Leininger                  2004  $        124,284  $       33,178     $     15,578
    Executive Vice President         2003           104,988          20,471           11,884
                                     2002            95,428          10,370           11,683

     Name and                              Base                           All Other
Principal Position             Year       Salary         Bonus        Compensation(2)(3)
------------------             ----     ----------     ---------      -----------------
Rex  D. Rice                   2004     $  124,284     $  33,178      $          14,336
    Executive Vice President   2003        104,988        20,471                 11,359
                               2002         95,428        10,370                 11,206

Barbara J. Britenriker         2004     $  120,522     $  32,173      $          13,865
    Executive Vice President   2003     $   91,740        17,888                  9,350
                               2002     $   73,432         8,642                  8,741

---------------------------------------
(1) Salary to Joe E. Crossgrove includes directors' fees of $10,300 for 2004, $9,200 for 2003 and $8,700 for 2002.

(2) Other compensation is the annual cost attributable to contributions to the 401(k) profit sharing plan.

(3) No incidental benefits accrue to officers which, in the opinion of management, are not job related, normal and appropriate in connection with the conduct of the bank subsidiary's business affairs.

(4) Other compensation for Mr. Siebenmorgen includes $30,000 in value of stock granted to Mr. Siebenmorgen in connection with his acceptance of the position with the Bank and a $20,000 bonus in cash paid in 2004 for services rendered in 2004. The compensation paid to Mr. Siebenmorgen was only for a partial year as he started work with the Corporation in June 2004.
----------------------------------------

RETIREMENT PLANS

The Bank has established a 401(k) profit sharing plan that allows eligible employees to save at a minimum one percent of eligible compensation on a pre-tax basis, subject to certain Internal Revenue Service limitations. The Bank will match 50% of employee 401(k) contributions up to four percent of total eligible compensation. In addition the Bank may make a discretionary contribution from time to time as is deemed advisable. A participant is 100% vested in the participant's deferral contributions and employer matching contributions. A six-year vesting schedule applies to employer discretionary contributions.

In order to be eligible to participate, the employee must be 21 years of age, have completed six months of service, work 1,000 hours in the plan year and be employed on the last day of the year. Entry dates have been established at January 1 and July 1 of each year.

The plan calls for only lump-sum distributions upon either termination of employment, retirement, death or disability.

Currently, there are no long-term incentive programs or stock option programs in effect. Under Proposal 13, the Board of Directors is seeking approval by the shareholders of the 2005 Long-Term Stock Incentive Plan.

CHANGE OF CONTROL AGREEMENTS

On February 18, 2005, the Corporation entered into change of Control Severance Compensation Agreements with four of its executive officers, Mr. Siebenmorgen, Mr. Leininger, Mr. Rice and Ms. Britenriker. These Agreements provide for payment of an amount equal to one year's compensation to the executives in the event that their contract is terminated in connection with a "change of control" as defined in the Agreements. No payments will be made in such event if the executive is terminated "for cause."

EMPLOYMENT AGREEMENT WITH PRESIDENT AND CHIEF EXECUTIVE OFFICER

On May 7, 2004, the Company executed a letter agreement with Paul S. Siebenmorgen which outlines the basic terms of his employment with the Company. Mr. Siebenmorgen was appointed President and Chief Executive Officer on February 18, 2005. The material terms of his employment arrangement with the Company include an annual base salary of $175,000, which went into effect at the time of his appointment as President and CEO of the Company; the potential for additional annual cash bonus awards; an award of Company Stock initially valued at $30,000; and customary employee benefits, including life and health insurance, and eligibility to participate in the Company's 401(k) plan subject to its terms. The arrangement also contemplates Mr. Siebenmorgen's participation in the Company's proposed long-term incentive compensation plan discussed under Proposal 13 hereto.

    REPORT OF THE COMPENSATION COMMITTEE OF FARMERS & MERCHANTS BANCORP, INC.

Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. The Compensation Committee of the Corporation has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Compensation Committee of the Corporation has prepared the following report for inclusion in the Proxy Statement.

Compensation Policy. This report reflects the Corporation's compensation philosophy as endorsed by the Compensation Committee. Each year, the Compensation Committee sets a salary for its Executive Officers by reviewing the performance of each officer, as well as, by making compensation comparisons with banks of similar size in order to determine whether such salary levels are adequate to attract and retain qualified Executive Officers. To assess the compensation paid in other financial institutions, the Committee relied upon the 2003 Compensation & Benefits Survey compiled by the Ohio Bankers League, the Illinois Bankers Association and the Michigan Bankers Association. The Compensation Committee determines the level of compensation for all Executive Officers. Mr. Joe E. Crossgrove, President and CEO and Mr. Paul Siebenmorgen, Senior Executive Vice President and Chief Lending Officer, both attend the Compensation Committee meetings and have input into the compensation levels for all employees and Executive Officers, except themselves.

      The executive compensation program of the Corporation has been designed to:

      - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

      -     Motivate Executive Officers to achieve strategic business goals.

      - Provide competitive compensation opportunities critical to the Corporation's long-term success.

The Compensation Committee approved compensation increases for all Executive Officers of the Corporation during 2004. Executive Officer salary increase determinations are based upon an evaluation of each executive's performance against goals set in the prior year. The Committee has determined that a significant portion of executive compensation should be payable in an annual cash incentive which shall be based principally upon the financial performance of the Corporation. The results of the implementation of the policy are discussed below.

There are two components of the compensation program for all Executive Officers of the Corporation's subsidiary, The Farmers & Merchants State Bank (the "Bank"), a base salary component and a discretionary cash incentive component, which is determined by the Board of Directors in December of each year. The Corporation does not have any employees that are not also employees of the Bank. The cash incentive for Executive Officers is based upon two criteria. The first is return on average assets ("ROA") of the Bank. If the ROA of the Bank equals the average ROA of the Bank for the prior 10 years, the Executive Officer receives the full cash incentive amount established. If the ROA is above 1%, but below such 10-year average, a prorated portion of the cash incentive is paid. No cash incentive is paid if the Bank's ROA for the applicable year is less than 1%. For the Executive Officers, the cash incentive is paid before the end of the first quarter of the year following the year in which it is earned. The ROA for the Bank in 2004 was 1.05%, an amount lower than the 10 year average of 1.14%. Thus the formula for the cash incentive was adjusted downward for this component.

The second criterion used in determining the cash incentive to be paid to Executive Officers is whether the earnings per share for the Corporation reaches a three-year 6% annual compound growth rate. If such growth rate is less than 6%, that component of the formula for Executive Officers is adjusted downward. For 2004, the growth rate was projected to be 4.375% for purposes of determining the cash incentive.

The method used to calculate the cash incentive is different for Executive Officers, officers that are not Executive Officers and non-officer employees. The methodology used for Executive Officers is described above. For other officers, their cash incentive is based upon the Bank's ROA and whether they attain their pre-established goals. For non-officers, the cash incentive is based solely upon the Bank's ROA.

The Compensation Committee met on December 15, 2004 and established the cash incentives for the Executive Officers for 2004. These amounts are included in the compensation of the named executive officers set forth in this proxy statement under the heading "Executive Compensation and Other Information." Base salary adjustments effective as of January 1, 2005 were increased approximately 3.8% for Executive Officers.

Also at the meeting on December 15, 2004, the Compensation Committee considered and approved the adoption of a Long Term Stock Incentive Plan. The Board of Directors of the Company approved the adoption of such plan at its meeting on January 17, 2005. Information regarding such plan is described below in Proposal 13.

      Respectfully submitted by the Members of the Compensation Committee:

      Jack C. Johnson, Chairman
      Eugene D. Bernath
      Dean E. Miller
      Kevin J. Sauder

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2004, the following individuals served as members of the Compensation
Committee: Eugene D. Bernath, Jack C. Johnson, Dean E. Miller and Kevin J. Sauder. Some of the Directors who served on the Compensation Committee, and the companies with which they are associated, were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms including interest rates and collateral as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

The Corporation and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with such directors, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

                                PERFORMANCE GRAPH

Below is a line-graph presentation comparing the cumulative total shareholder returns for the Corporation, an index for NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Bank Index for the five-year period ended December 31, 2004. The chart compares the value of $100 invested in the Corporation and each of the indices.

The Board of Directors recognizes that the market price of stock is influenced by many factors, only one of which is performance. The stock price performance shown on the graph is not necessarily indicative of future performance.

                      RETURNS ASSUME DIVIDEND REINVESTMENT

INDEXED TO $100 AT 12/31/99

                              [PERFORMANCE GRAPH]


                                                                   PERIOD ENDING
              INDEX                     12/31/99    12/31/100   12/31/01   12/31/02   12/31/03   12/31/04
--------------------------------        --------    ---------   --------   --------   --------   --------
FARMERS & MERCHANTS BANCORP, INC.          100         115.71     126.76     114.05     120.48     122.29
NASDAQ                                     100          60.87      48.21      33.17      49.96      54.51
NASDAQ - BANK INDEX                        100          117.2     131.88     141.09     187.06     212.19

------------------
*Source courtesy of Bloomberg, LLC

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Directors and principal officers of the bank subsidiary and their associates were customers of, and had transactions with, the bank subsidiary in the ordinary course of business during the year 2004. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Board of Directors and the Bank, do not involve more than normal risk of collectibility or present other unfavorable features. As of the date hereof, all of such loans were performing loans.

David P. Rupp Jr. is an attorney with membership in the law firm of Plassman, Rupp, Short, & Hagans of Archbold, Ohio. The law firm has been retained by the Corporation and its subsidiaries during the past sixteen years and is to be retained currently.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation or written representations that no such forms were required, the Corporation believes that during 2004 all Section 16(a) filing requirements applicable to its officers and Directors were complied with.

                                   PROPOSAL 13

APPROVAL OF THE FARMERS & MERCHANTS BANCORP, INC. 2005 LONG-TERM STOCK INCENTIVE
                                      PLAN

The Board of Directors of the Corporation has adopted the Farmers & Merchants Bancorp, Inc. 2005 Long-Term Stock Incentive Plan (the "Plan") upon the recommendation of the Corporation's Compensation Committee and recommends that shareholders approve the Plan at the Annual Meeting. The Corporation has no prior stock incentive plans in place. The Board believes the Plan is an integral part of its compensation programs and strategies. It believes the Plan provides the Corporation the flexibility to implement competitive compensation programs and will be an effective tool for recruiting, motivating, and retaining the quality of employees and directors key to the achievement of the Corporation's success.

The Plan permits the grant of incentive awards in the form of options, restricted stock, performance shares, and unrestricted stock to employees of the Corporation or a subsidiary of the Corporation. Shareholder approval of the Plan will also permit the granting of performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code (the "Code").

The Board believes that approval of the Plan will substantially further the interest of shareholders and that the Plan contains a number of provisions that are consistent with sound corporate governance practices, including:

      - Prohibition on stock option repricings. The Plan prohibits the cancellation of any outstanding option for the purpose of reissuing an option at a lower option price.

      - No discount stock options. The Plan prohibits the grant of an option with an exercise price less than the fair market value of a share of common stock of the Corporation ("Common Share") on the date of grant.

      - Administration. The Plan provides that it will be administered by either the full Board of Directors, or if the Board so determines, a committee comprised of independent, non-employee directors. The Board of Directors has determined that the Plan will be administered by the Corporation's Compensation Committee, a committee comprised entirely of independent directors.

      - No option reloads. The Plan does not permit option reloads, that is, the automatic grant of a replacement option upon the exercise of an option.

      - No Annual "Evergreen" Provision. The Plan provides for specific number of shares available for awards and limits the maximum award in one year to a participant.

A summary of the principal provisions of the Plan appears below. The summary is qualified in it entirely by reference to the complete text of the Plan that is attached to this proxy statement as Appendix D.

SUMMARY OF THE PLAN

Administration: The Plan provides that it will be administered by a committee that is comprised of three Directors who are non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and who qualify as outside directors under Section 162(m) of the Code (the "Committee"). The Board of Directors may assume the duties and responsibilities of the Committee and function as the Committee under the Plan. The Board of Directors has determined that the Plan will be administered by the Corporation's Compensation Committee, a committee comprised entirely of independent directors. The Committee selects participants from among eligible persons and, subject to the terms of the Plan, determines the type, size and time of grant of stock incentive awards, determines the terms and conditions of awards and makes all other determinations necessary or advisable for the administration of the plan. Each award under the Plan will be evidenced by a written award agreement approved by the Committee (the "Award Agreement").

Eligibility: The Committee may make awards to any person who is an employee of the Corporation or a Subsidiary. As of March 8, 2005, there were __ officers and approximately ___ employees, other than officers, who would be eligible for awards under the Plan. The Committee selects from eligible persons the persons who actually participate in the plan.

Shares Available for Awards: No more than 200,000 Common Shares may be issued under the Plan. The shares that may be issued may be authorized but unissued shares or treasury shares. If there is a stock split, stock dividend or other relevant change affecting the Common Shares, the Committee will make appropriate adjustments in the maximum number of shares issuable under the Plan and subject to outstanding incentive awards. Shares that were subject to an incentive award under the plan but were not issued for any reason and are no longer subject to award or were issued and reacquired by the Corporation because of a participant's failure to comply with the terms of an award are again available for award under the Plan.

Types of Awards and Annual Award Limits: Stock incentives that may be issued under the Plan consist of stock options, restricted and unrestricted stock awards, performance share awards or any combination of the foregoing. The Plan contains annual limits on certain types of awards to individual participants. In any calendar year, no participant may be granted stock options, restricted stock awards, or performance share awards covering more than 20,000 shares.

Stock Options: A stock option provides for the purchase Common Shares in the future at an exercise price per share that may not be less than 100% of the fair market value of a share on the date the option is granted. Stock options may be either nonqualified options or incentive stock options, which meet the requirements of Section 422 of the Code. The term of an option may not exceed ten years. Unless the Committee determines otherwise, options become exercisable with respect to 20% of the shares subject to the option on the first, second, third, fourth and fifth anniversary date of the date of grant of the option. An option may only be exercised while the optionee is employed by the Corporation or a Subsidiary or within 30 days after cessation of the optionee's employment if the reason for cessation of employment is other than disability, retirement, death or termination for gross misconduct. In the case of disability or normal retirement, an option may be exercised to the extent it was exercisable on the date the optionee ceased to be employed by the Corporation for the lesser of three years after termination of employment or the remaining term of the option (such three-year period is reduced to a one-year period in the case of early retirement or death). In the case of termination for gross misconduct, the option may not be exercised after termination of employment. In the event of a change of control of the Corporation (as defined in the Plan), any option which is not then exercisable, automatically becomes exercisable. The option price is payable either in cash, by delivery to the Corporation of shares of the Corporation already owned by the optionee, or by any combination of such methods of payment. Under the Plan, an optionee may use shares received upon the exercise of a portion of an option to pay the exercise price for additional portions of the option. The Plan also permits the use of shares issuable upon exercise of an option to pay applicable withholding taxes due upon the exercise of a nonqualified stock option. The Committee may, however, adopt guidelines limiting or restricting the use of shares as a method of payment of the option price and withholding taxes.

Restricted Stock Awards: A restricted stock award is an award of Common Shares that may not be sold, transferred, pledged, or otherwise transferred until a restricted period established by the Committee at the time of grant is satisfied. The Award Agreement sets forth a restricted period during which the grantee must remain in the employ of the Corporation. Unless the Committee determines otherwise, 20% of the shares subject to the restricted share award vest on the first, second, third, fourth and fifth anniversary date of the date of grant of the restricted stock award. If the grantee's employment terminates during the restricted period, the grant terminates and the grantee must return the shares to the Corporation. However, the Committee may provide complete or partial exceptions to this requirement as it deems equitable. The grantee of restricted shares is entitled to vote the shares and receives dividends during the restricted period.

Performance Awards. The Committee may grant performance awards under which payment is made, in the Committee's discretion, in shares, in cash, or a combination of shares and cash if the performance of the Corporation or Subsidiary or division of the Corporation selected by the Committee meets certain goals established by the Committee during an award period. The Committee determines the goals, the length of an award period, the maximum payment value of an award, and the minimum performance required before a payment is made. Except for performance awards intended as "performance-based compensation" under
Section 162(m) of the Code, the Committee may revise the goals and the computation of payment at any time to account for unforeseen events which occur during an award period and which have a substantial effect on the performance of the Corporation, Subsidiary or division. In order to receive payment, a grantee must remain in the employ of the Corporation until the completion of the award period, except that the Committee may provide complete or partial exceptions to that requirement as it deems equitable.

Stock Awards. The Committee may grant eligible persons awards of Common Shares for past services in lieu of bonus or other cash compensation, or for any other valid purpose determined by the Committee. Stock awards are free of any restrictions on transfer and upon issuance of the shares, the holder has all of the rights of a shareholder.

Plan Amendments: The Board of Directors may amend or modify the Plan at any time, except that it may not amend the plan without shareholder approval so as to: (i) increase the maximum number of shares that may be issued under the plan;
(ii) expand the types of awards available under the Plan; (iii) permit the granting of options with exercise prices less than 100% of the fair market value of a Common Share on the date of grant; (iv) materially modify the requirements as to eligibility for participation in the plan; (v) materially extend the term of the plan; or
(vi) delete or modify the limitation on the repricing of options. No amendment of the Plan may, without the consent of a participant, adversely affect any award held by him under the Plan.

Term of the Plan: Unless earlier terminated by the Board, the Plan would terminate on the day immediately preceding the tenth anniversary date of its approval by shareholders of the Corporation. Termination of the plan does not affect any outstanding awards granted prior to the termination of the plan.

PERFORMANCE-BASED COMPENSATION

Under Section 162(m) of the Code, the Corporation may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Corporation's chief executive officer or is among one of the four most highly-compensated officers for that taxable year as reported in the Corporation's proxy statement (referred to as "covered employees"). The limitation on deductions does not apply to certain types of compensation, including "performance-based compensation" if approved by shareholders. Under the Plan, options will qualify as performance-based compensation and restricted stock awards and performance share awards may also qualify if the Committee so designates these awards (herein called "Section 162(m) Awards") as performance-based compensation and administers the plan with respect to these designated awards in compliance with Section 162(m) of the Code.

The Plan contains various performance measures that the Committee may use to determine whether and to what extent any covered employee has earned a Section 162(m) Award. The performance criteria upon which the payment or vesting may be based are limited to the following performance measures, either alone or in any combination, on either a consolidated or business unit or divisional level, and which shall include or exclude discontinued operations and acquisition expenses, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow and completion of acquisitions. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; and effects of divestitures. The Committee may make downward adjustments in the amounts payable under an award, but it may not increase the award amounts or waive the achievement of a performance goal.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal United States Federal income tax consequences of awards under the Plan and is based on Federal income tax laws currently in effect.

Limitation on Corporate Deductions for Certain Executives' Compensation: Under the Plan, the Committee is authorized to grant awards that qualify as performance-based compensation under Section 162(m) of the Code, as well as awards that do not. As a result, the Corporation may not be entitled to any deduction mentioned below if the individual in question is a covered employee within the meaning of the Code, the amount in question does not qualify as performance-based compensation, and the amount in question, when added to the covered employee's other taxable compensation that is not performance-based in the same taxable year, exceeds $1 million.

Stock Options: There are no Federal income tax consequences either to the optionee or the Corporation upon the grant of an incentive stock option or a nonqualified option. If shares are purchased under an incentive stock option (i.e., an incentive option is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Corporation will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income. Generally, if the optionee disposes of shares purchased under an incentive stock option within two years of the date of grant or one year of the date of exercise of the incentive stock option, the optionee will recognize ordinary income, and the Corporation will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount realized by the optionee on the disposition of the shares) over the purchase price of such shares. Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Corporation. If the shares are disposed of after the two-year and one-year periods mentioned above, the Corporation will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss. When shares are purchased under a nonqualified option, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Corporation. The disposition of shares purchased under a nonqualified option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

Stock Awards: An employee who receives cash or shares of Common Shares pursuant to a stock award will generally recognize ordinary income equal to the sum of the cash and the fair market value of the shares received, and the Corporation will generally be entitled to a corresponding deduction from its income. However, an employee who pursuant to a stock award receives Common Shares that is restricted as to transferability and subject to a substantial risk of forfeiture, will not recognize taxable income at the time the stock is issued unless the employee makes a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case the Corporation would be entitled to a deduction at the same time equal to the amount of income realized by the employee but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, an employee who has been awarded such restricted stock will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Corporation will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by the Corporation.

American Jobs Creation Act of 2004. In October of 2004 President Bush signed the American Jobs Creation Act of 2004 (AJCA) and in December of 2004 the Treasury Department issued regulations under the AJCA. Among other changes the AJCA affected the tax treatment of nonqualified deferred compensation plans. The Plan is intended to comply with the provisions of the AJCA. In the event the Board of Directors determines upon advice of counsel, whether before or after adoption by shareholders, that a provision of the Plan violates any of the provisions of the AJCA or the applicable Treasury regulations, the Board of Directors will amend the plan to bring the terms of the Plan into compliance.

NEW PLAN BENEFITS

Since benefits under the Plan will depend on the action of the Committee and the fair market value of the Corporation's Common Shares at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the Plan is approved by shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND VOTE REQUIRED FOR APPROVAL

The Board of Directors of the Corporation recommends a vote "FOR" Proposal #13. Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The firm of Plante & Moran, PLLC, ("Plante & Moran") independent certified public accountants, has been retained by the Audit Committee on behalf of the Corporation as auditors of the Corporation and its subsidiaries for the fiscal year beginning January 1, 2004. Plante & Moran was engaged to provide independent audit services for the Corporation and its subsidiaries and to provide certain non-audit services including advice on accounting, tax and reporting matters. The Board of Directors expects that a representative of Plante & Moran will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors intends to reappoint the firm of Plante & Moran to be auditors of the Corporation and its subsidiaries for the calendar year ending December 31, 2005. The Corporation has been advised by Plante & Moran that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiaries, other than as a depositor, and it has no connections with the Corporation or its subsidiaries in any capacity other than that of public accountants. On November 14, 2003 the Audit Committee of the Board of Directors of the Corporation accepted the resignation of Krouse, Kern & Co., Inc. ("Krouse Kern"), as the Corporation's independent public accountant for all periods commencing on or after January 1, 2003. The table set forth below does provide information about fees paid to that firm in 2003.

Plante & Moran billed the aggregate fees shown below for audit, audit related matters, tax and other services rendered to the Corporation and its subsidiaries for the year 2004. Audit fees include fees billed in connection with the audit of the Corporation's annual financial statements, fees billed for the review of the unaudited financial statements contained in the Corporation's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission and assistance in compliance with the internal control requirements mandated by
Section 404 of Sarbanes Oxley. Audit related fees include review of the business continuity plan (disaster recovery) and review of mortgage servicing and allowance for loan and lease losses. Tax consulting services included assistance regarding franchise tax and federal income tax planning.

Plante & Moran and its affiliates billed the following amounts to the Corporation and its subsidiaries during 2003 and 2004, respectively for audit, audit related fees, tax fees and all other fees:

                     KROUSE KERN - 2003     PLANTE & MORAN - 2003     PLANTE & MORAN - 2004
                     ------------------     ---------------------     ---------------------
AUDIT FEES           $    57,947            $    20,000               $    121,560

AUDIT RELATED FEES         3,915                  4,000                     18,489

TAX FEES                   3,900                  3,000
   PREPARATION                                                              24,275
   CONSULTING                                                               11,625

ALL OTHER FEES             -0-                    -0-                        -0-

TOTAL                $    65,762            $    27,000               $    175,949

The Audit Committee of the Corporation considered and concluded that the provision for non-audit services by

Plante & Moran, PLLC and its affiliates was compatible with maintaining the independent auditors' independence. The Audit Committee of the Corporation will pre-approve all services to be provided to the Corporation by Plante & Moran. All the services noted above were approved by the Audit Committee.

                PROPOSALS OF SHAREHOLDERS FOR NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2006 Annual Shareholders' Meeting must be received at the Corporation's offices at 307-11 North Defiance Street, Archbold, Ohio 43502, prior to November 18, 2005 for inclusion in the proxy statement and form of proxy. Proposals from shareholders for next year's annual meeting received by the Corporation after February 1, 2006 will be considered untimely. With respect to such proposals, the Corporation will vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received by the Company after November 18, 2005 but prior to February 1, 2006, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

A COPY OF THE CORPORATION'S ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2004 IS ENCLOSED. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2004, WITH EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("2004 10-K"), IS AVAILABLE TO ANY SHAREHOLDER FREE OF CHARGE. SHAREHOLDERS DESIRING A COPY OF THE 2004 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MS. BARBARA J. BRITENRIKER, CHIEF FINANCIAL OFFICER OF FARMERS & MERCHANTS BANCORP, INC., 307-11 NORTH DEFIANCE STREET, ARCHBOLD, OHIO 43502, AND ARE ASKED TO MARK "2004 10-K REQUEST" ON THE OUTSIDE OF THE ENVELOPE CONTAINING THE REQUEST.

                                              By Order of the Board of Directors
Archbold, Ohio
March 3, 2004
                                              Lydia A. Huber, Secretary

                                   APPENDIX A

                AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

                        FARMERS & MERCHANTS BANCORP, INC.

                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                        FARMERS & MERCHANTS BANCORP, INC.

      These Amended Articles of Incorporation (the "Articles") of Farmers & Merchants Bancorp, Inc. (the "Corporation") hereby supersede the Corporation's existing Articles of Incorporation and all amendments to them and shall read as follows:

FIRST. The name of the Corporation shall be Farmers & Merchants Bancorp, Inc.

SECOND. The place in Ohio where the Corporation's principal office is to be located is Archbold, Fulton County.

THIRD. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Chapter 1701 of the Ohio Revised Code.

FOURTH. The number of shares which the Corporation is authorized to have outstanding is 15,000,000 shares all of which shall be common shares, without par value (the "Shares."). The holders of the Shares are entitled at all times, except in the election of directors where the Shares may be voted cumulatively, to one (1) vote for each Share and to such dividends as the Board of Directors (herein called the "Board") may in its discretion periodically declare. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Shares pro rata in accordance with their respective Share holdings.

FIFTH. Except as otherwise provided in these Articles, the Corporation is hereby authorized to purchase or redeem through action of the Board, without the approval of the holders of any Shares and upon such terms and conditions as the Board determines: (1) any Shares issued by the Corporation, subject to the express terms of such Shares; (2) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert such security or obligation into Shares; (3) any security or other obligation which may confer upon the holder thereof the right to purchase Shares; and (4) Shares of any class or series issued by the Corporation if and when any holder of such Shares desires to (or, upon the happening of any event, is required to) sell such Shares.

SIXTH. The provisions of Section 1701.15(A) of the Ohio Revised Code that became effective March 17, 2000, shall apply to this Corporation. No holder of the Shares of any class shall have any preemptive right to subscribe for or to purchase any Shares of any class whether now or hereafter authorized, except such rights to subscribe for or purchase Shares, at such prices and according to such terms and conditions as the Board may, from time to time, approve and authorize in its sole discretion.

SEVENTH. Except as otherwise required by these Articles or the Code of Regulations (the "Regulations") of the Corporation, and notwithstanding any provision of law requiring any greater affirmative vote, any amendments to these Articles may be made, and any proposal other than the election of directors that requires the action of shareholders may be authorized, by the affirmative vote of the holders of Shares entitling them to exercise a majority of the voting power of the Corporation. Notwithstanding the foregoing, any amendment of these Articles that is inconsistent with, or would have the effect of altering or repealing the provisions of Sections 6, 8, 9, 33 or 34 of the Regulations of the Corporation, shall require the same affirmative vote of the shareholders of the Corporation as would be required under the Regulations to amend Sections 6, 8, 9, 33 or 34 of the Regulations. At any meeting of shareholders at which directors are to be elected, directors shall be elected by the vote of shareholders as provided by law.

EIGHTH. Fair Price and Super Vote Requirement.

      A. Definitions used in this Article EIGHTH: The following terms are used in this Article EIGHTH with the meanings set forth below:

            (1) "Affiliate" or "Associate" shall have the respective meanings given to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

            (2) A person shall be a "beneficial owner" of any Voting Shares:

                  (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

                  (ii) which such person or any of its Affiliates or Associates has by itself or with others (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                  (iii) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

            (3) "Business Combination" shall include:

                  (i) any merger or consolidation of the Corporation or any of its subsidiaries with or into an Interested Shareholder, regardless of which person is the surviving entity;

                  (ii) any sale, lease, exchange, mortgage, pledge, or other disposition (in one transaction or a series of transactions) from the Corporation or any of its subsidiaries to an Interested Shareholder, or from an Interested Shareholder to the Corporation or any of its subsidiaries, of assets having an aggregate Fair Market Value of twenty percent (20%) or more of the Corporation's total stockholders' equity;

                  (iii) the issuance, sale or other transfer by the Corporation or any subsidiary thereof of any securities of the Corporation or any subsidiary thereof to an Interested Shareholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all shareholders of the Corporation);

                  (iv) the acquisition by the Corporation or any of its subsidiaries of any securities of an Interested Shareholder;

                  (v) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder;

                  (vi) any reclassification or recapitalization of securities of the Corporation if the effect, directly or indirectly, of such transaction is to increase the relative voting power of an Interested Shareholder; or

                  (vii) any agreement, contract or other arrangement providing for or resulting in any of the transactions described in this definition of Business Combination.

            (4) "Continuing Director" shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Shareholder and was a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder; any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is approved to succeed a Continuing Director by the Continuing Directors; any member of the Board of Directors who is appointed to fill a vacancy on the Board of Directors who is unaffiliated with the Interested Shareholder and is approved by the Continuing Directors.

            (5) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (6) "Fair Market Value" shall mean:

                  (i) in the case of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof), the highest sales price or bid quotation, as the case may be, reported for securities of the same class or series traded on a national securities exchange or in the over-the-counter market during the 30-day period immediately prior to the date in question, or if no such report or quotation is available, the fair market value as determined by the Continuing Directors; and

                  (ii) in the case of other securities and of other property or consideration (other than cash), the Fair Market Value as determined by the Continuing Directors; provided, however, in the event the power and authority of the Continuing Directors ceases and terminates pursuant to subsection F. of this Article EIGHTH as a result of there being less than five Continuing Directors at any time, then (a) for purposes of clause (ii) of the definition of "Business Combination," any sale, lease, exchange, mortgage, pledge, or other disposition of assets from the Corporation or any of its subsidiaries to an Interested Shareholder or from an Interested Shareholder to the Corporation or any of its subsidiaries, regardless of the Fair Market Value thereof, shall constitute a Business Combination, and (b) for purposes of paragraph (1) of subsection D. of this Article EIGHTH, in determining the amount of consideration received or to be received per share by the Independent Shareholders in a Business Combination, there shall be excluded all consideration other than cash and the Fair Market Value of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof) for which there is a reported sales price or bid quotation, as the case may be, during the 30-day period immediately prior to the date in question.

            (7) "Independent Shareholder" shall mean shareholders of the Corporation other than the Interested Shareholder engaged in or proposing the Business Combination.

            (8) "Interested Shareholder" shall mean: (a) any person (other than the Corporation or any of its subsidiaries), and (b) the Affiliates and Associates of such person, who, or which together, are:

                  (i) the beneficial owner, directly or indirectly, of 10% or more of the outstanding Voting Shares or were within the two-year period immediately prior to the date in question the beneficial owner, directly or indirectly, of 10% or more of the then outstanding Voting Shares; or

                  (ii) an assignee of or other person who has succeeded to any shares of the Voting Shares which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

      Notwithstanding the foregoing, no Trust Department, or designated fiduciary or other trustee of such Trust Department of the Corporation or a subsidiary of the Corporation, or other similar fiduciary capacity of the Corporation with direct voting control of the outstanding Voting Shares shall be included as or considered to be an Interested Shareholder. No Person shall be included as or considered to be an Interested Shareholder as a result of an agreement, arrangement or understanding to vote Voting Shares if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the SEC's rules and regulations under the Exchange Act, and (b) is not also then reportable by such Person on
Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report). No Person shall be included as or considered to be an Interested Shareholder who is engaged in business as an underwriter of securities as a result of such Person's participation in good faith in a firm commitment underwriting of Voting Shares until the expiration of forty days after the date of such Person's acquisition of Voting Shares in such underwriting. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Corporation or any of it subsidiaries, and no trustee of any such plan in its capacity as such trustee, shall be included or considered as an Interested Shareholder.

            (9) A "Person" shall mean an individual, partnership, trust, corporation, or other entity and includes any two or more of the foregoing acting in concert.

            (10) "SEC" shall mean the United States Securities and Exchange Commission.

            (11) "Voting Shares" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation.

      B. Supermajority Vote to Effect Business Combination: No Business Combination shall be effected or consummated unless:

            (1) Authorized and approved by the Continuing Directors and, if otherwise required by law to authorize or approve the transaction, the approval or authorization of shareholders of the Corporation, by the affirmative vote of the holders of Voting Shares entitling them to exercise a majority of the voting power of the Corporation; or

            (2) Authorized and approved by the affirmative vote of holders of not less than 80% of the outstanding Voting Shares voting together as a single class.

      The authorization and approval required by this subsection B. is in addition to any authorization and approval required by subsection C. of this Article EIGHTH.

      C. Fair Price Required to Effect Business Combination: No Business Combination shall be effected or consummated unless:

            (1) All the conditions and requirements set forth in subsection D. of this Article EIGHTH have been satisfied; or

            (2) Authorized and approved by the Continuing Directors; or

            (3) Authorized and approved by the affirmative vote of holders of not less than 66 2/3% of the outstanding Voting Shares held by all Independent Shareholders voting together as a single class.

            Any authorization and approval required by this subsection C. is in addition to any authorization and approval required by subsection B. of this Article EIGHTH.

      D. Conditions and Requirements to Fair Price: All the following conditions and requirements must be satisfied in order for paragraph (1) of subsection C. of this Article EIGHTH to be applicable.

            (1) The cash and Fair Market Value of the property, securities or other consideration to be received by the Independent Shareholders in the Business Combination per share of capital stock of the Corporation must not be less than the sum of:

                  (i) the highest per share price (including brokerage commissions, transfer taxes, soliciting dealer's fees and similar payments) paid by the Interested Shareholder in acquiring any shares; and

                  (ii) the amount, if any, by which interest on the per share price, calculated at the Treasury Bill Rate from time to time in effect, from the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated, exceeds the per share amount of cash dividends received by the Independent Shareholders during such period. The "Treasury Bill Rate" means for each calendar quarter, or part thereof, the interest rate of the last auction in the preceding calendar of 91-day United States Treasury Bills expressed as a bond equivalent yield.

      For purposes of this paragraph (1) per share amounts shall be appropriately adjusted for any recapitalization, reclassification, stock dividend, stock split, reserve split, or other similar transaction. Any Business Combination which does not result in the Independent Shareholders receiving consideration for or in respect of their shares of capital stock of the Corporation shall not be treated as complying with the requirements of this paragraph (1).

            (2) The form of the consideration to be received by the Independent Shareholders owning the Corporation's shares must be the same as was previously paid by the Interested Shareholder(s) for shares of the same class or series; provided, however, if the Interested Shareholder previously paid for shares of such class or series with different forms of consideration, the form of the consideration to be received by the Independent Shareholders owning shares of such class or series must be in the form as was previously paid by the Interested Shareholder in acquiring the largest number of shares of such class or series previously acquired by the Interested Shareholder, provided, further, in the event no shares of the same class or series had been previously acquired by the Interested Shareholder, the form of consideration must be cash. The provisions of this paragraph (2) are not intended to diminish the aggregate amount of cash and Fair Market Value of any other consideration that any holder of the Corporation's shares is otherwise entitled to receive upon the liquidation or dissolution of the Corporation, under the terms of any contract with the Corporation or an Interested Shareholder, or otherwise.

            (3) From the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated, the following requirements must be complied with unless the Continuing Directors otherwise approve:

                  (i) the Interested Shareholder has not received, directly or indirectly, the benefit (except proportionately as a shareholder) of any loan, advance, guaranty, pledge, or other financial assistance, tax credit or deduction, or other benefit from the Corporation or any of its subsidiaries;

                  (ii) there shall have been no failure to declare and pay in full, when and as due or scheduled, any dividends required to be paid on any class or series of the Corporation's shares;

                  (iii) there shall have been (a) no reduction in the annual rate of dividends paid on Common Shares of the Corporation (except as necessary to reflect any split of such shares), and (b) an increase in the annual rate of dividends as necessary to reflect reclassification (including a reverse split), recapitalization or any similar transaction which has the effect of reducing the number of outstanding Common Shares; and

                  (iv) there shall have been no amendment or other modification to any profit-sharing, employee stock ownership; employee stock purchase and savings, employee pension or other employee benefit plan of the Corporation or any of its subsidiaries, the effect of which is to change in any manner the provisions governing the voting of any shares of capital stock of the Corporation in or covered by such plan.

            (4) A proxy or information statement describing the Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations under it (or any subsequent provisions replacing that Act and the rules and regulations under it) has been mailed at least 30 days prior to the completion of the Business Combination to the holders of all outstanding Voting Shares. If deemed advisable by the Continuing Directors, the proxy or information statement shall contain a recommendation by the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and/or an opinion by an investment banking firm, selected by the Continuing Directors and retained at the expense of the Corporation, as to the fairness (or unfairness) of the Business Combination to the Independent Shareholders.

      E. Other Applicable Voting Requirement: The affirmative votes or approvals required to be received from shareholders of the Corporation under subsections B., C. and H. of this Article EIGHTH are in addition to the vote of the holders of any class of shares of capital stock of the Corporation otherwise required by law, or by other provisions of the Articles or Regulations, or by the express terms of the shares of any class or series of any class. The affirmative votes or approvals required to be received from shareholders of the Corporation under subsections B., C. and H. of this Article EIGHTH shall apply even though no vote or a lesser percentage vote, may be required by law, or by other provisions of these Articles of Incorporation, or otherwise. Any authorization, approval or other action of the Continuing Directors under this Article EIGHTH is in addition to any required authorization, approval or other action of the Board of Directors.

      F. Continuing Directors: All actions required or permitted to be taken by the Continuing Directors shall be taken with or without a meeting by the vote or written consent of two-thirds of the Continuing Directors, regardless of whether the Continuing Directors constitute a quorum of the members of the Board of Directors then in office. In the event that the number of Continuing Directors is at any time less than nine (9), all power and authority of the Continuing Directors under this Article EIGHTH shall thereupon cease and terminate, including, without limitation, the authority of the Continuing Directors to authorize and approve a Business Combination under subsections B. and C. of this Article EIGHTH and to approve a successor Continuing Director. Two-thirds of the Continuing Directors shall have the power and duty, consistent with their fiduciary obligations, to determine for the purpose of this Article EIGHTH, on the basis of information known to them:

            (1) Whether any person is an Interested Shareholder;

            (2) Whether any person is an Affiliate or Associate of another;

            (3) Whether any person has an agreement, arrangement, or understanding with another or is acting in concert with another; and

            (4) The Fair Market Value of property, securities or other consideration (other than cash).

      The good faith determination of the Continuing Directors on such matters shall be binding and conclusive for purposes of this Article EIGHTH.

      G. Effect on Fiduciary Obligations of Interested Shareholders: Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.

      H. Repeal: Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage vote may be required by law or other provision of these Articles of Incorporation), the provisions of this Article EIGHTH may not be repealed, amended, supplemented or otherwise modified, unless:

            (1) The Continuing Directors (or, if there is no Interested Shareholder, a majority vote of the whole Board of Directors of the Corporation) recommend such repeal, amendment, supplement or modification and such repeal, amendment or modification is approved by the affirmative vote of the holders of not less than a simple majority of the outstanding Voting Shares; or

            (2) Such repeal, amendment, supplement or modification is approved by the affirmative vote of holders of (a) not less than 80% of the outstanding Voting Shares voting together as a single class, and (b) not less than 66 2/3% of the outstanding Voting Shares held by all shareholders other than Interested Shareholders voting together as a single class.

                                   APPENDIX B

                   AMENDED AND RESTATED CODE OF REGULATIONS OF

                        FARMERS & MERCHANTS BANCORP, INC.

                           AMENDED CODE OF REGULATIONS
                                       OF
                        FARMERS & MERCHANTS BANCORP, INC.

                            MEETINGS OF SHAREHOLDERS

SECTION 1. ANNUAL MEETING.

      The annual meeting of shareholders of the Corporation shall be held on the fourth Saturday in April or at such other time and on such business day as the directors may determine each year. The annual meeting shall be held at the principal office of the Corporation or at such other place within or without the State of Ohio as the directors may determine. The directors shall be elected at the annual meeting of shareholders and such other business transacted as may properly be brought before the meeting.

SECTION 2. SPECIAL MEETINGS.

      Special meetings of the shareholders may be called at any time by the Chairman of the Board, the President, or by the directors by action at a meeting or a majority of the directors acting without a meeting or by shareholders holding 50% or more of the outstanding shares entitled to vote at the special meeting of shareholders. Such meetings may be held within or without the State of Ohio at such time and place as may be specified in the notice thereof.

SECTION 3. NOTICE OF MEETINGS.

      Written notice of every annual or special meeting of the shareholders stating the time, place and purposes thereof shall be given to each shareholder entitled to notice as provided by law, not less than seven nor more than sixty days before the date of the meeting. Such notice may be given by or at the direction of the Chairman of the Board, the President, any Vice President or the Secretary by personal delivery or by mail or overnight delivery service addressed to the shareholder at his last address as it appears on the records of the Corporation, or by any other means of communication authorized by the shareholder to whom the notice is given to the address furnished by the shareholder for such transmission. Any shareholder may waive in writing notice of any meeting, either before or after the holding of such meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof.

SECTION 4. QUORUM AND ADJOURNMENTS.

      Except as may be otherwise required by law or by the Articles of Incorporation or these Regulations, the holders of a majority of the then outstanding shares entitled to vote in an election of directors, taken together as a single class ("Voting Shares"), present in person or by proxy, shall constitute a quorum; provided that any meeting duly called, whether a quorum is present or otherwise may, by vote of the holders of the majority of the Voting Shares represented at the meeting, be adjourned from time to time, in which case no further notice of any such adjourned meeting need be given.

SECTION 5. BUSINESS TO BE CONDUCTED AT MEETINGS.

      At any meeting of shareholders, the only business that shall be conducted shall be that which has been properly brought before the meeting. To be properly brought before a meeting of shareholders, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the directors, otherwise properly brought before the meeting by or at the direction of the directors or otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy-five (75) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by such shareholder, and (iv) any material interest of such shareholder in such business.

      Notwithstanding anything in the Regulations of the Corporation to the contrary, no business shall be conducted at a meeting of shareholders except in accordance with the procedures set forth in this Section 5.

      The Chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 5 in which event any such business not properly brought before the meeting shall not be acted upon.

                                    DIRECTORS

SECTION 6. NUMBER.

      The number of directors shall not be less than nine (9) nor more than twenty-five (25), the exact number of directors to be determined from time to time by the majority vote of the directors then in office, and such exact number shall be fourteen (14) until otherwise so determined.

SECTION 7. NOMINATIONS.

      (a) Only persons who are nominated in accordance with the procedures set forth in this Section 7 shall be eligible for election by shareholders as directors. Nominations of persons for election as directors of the Corporation may be made by or at the direction of the board of directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in paragraph (b) of this Section 7.

      (b) Nominations other than those made by or at the direction of the directors, shall be made only pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days prior to the meeting. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Corporation which are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 7, and, if he should so determine, the defective nomination shall be void and ineffective and the person or persons so nominated shall not be eligible for election.

SECTION 8. CLASSIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS.

      The directors shall be divided into three (3) classes, as nearly equal in number as possible, with the term of office of one class expiring each year. At each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and his successor shall be elected and shall qualify, subject, however, to prior death, resignation, or removal from office. Election of directors shall be by ballot whenever requested by any person entitled to vote at the meeting; but unless so requested such election may be conducted in any way approved at such meeting.

SECTION 9. REMOVAL.

      Subject to the cumulative voting rights of the holders of Shares as provided under Ohio law, if at the time applicable to the Corporation, directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of the outstanding Shares entitled to vote generally in the election of directors, voting together as a single class. Directors may also be removed by action of the Board of Directors for the reasons provided by the Ohio Revised Code.

      For the purposes of this Section, "cause" shall mean: (i) declaration of unsound mind by order of court; (ii) conviction of a felony or misdemeanor involving moral turpitude; (iii) a final judgment by a court of competent jurisdiction that the director committed a gross dereliction of his or her duties as a director which resulted in material injury to the Corporation; (iv) a final judgment by a court of competent jurisdiction that the director willfully violated any banking law, rule, regulation or final cease-and-desist order entered by federal and state banking regulators; (v) a final judgment by a court of competent jurisdiction that the director engaged in intentional misconduct or a knowing violation of law, and that such misconduct or violation resulted in both material injury to the Corporation and an improper substantial personal benefit; or (vi) the director is adjudicated a bankrupt.

SECTION 10. VACANCIES.

      Whenever any vacancy shall occur among the directors, the remaining directors shall constitute the directors of the Corporation until such vacancy is filled or until the number of directors is changed pursuant to Section 6 hereof. Except in cases where a director is removed as provided by law and these Regulations and his successor is elected by the shareholders, the remaining directors may, by a vote of a majority of their number, fill any vacancy for the unexpired term. A majority of the directors then in office may fill any vacancy that results from an increase in the number of directors.

SECTION 11. QUORUM AND ADJOURNMENTS.

      A majority of the directors in office at the time shall constitute a quorum, provided that any meeting duly called, whether a quorum is present or otherwise, may, by vote of a majority of the directors present, adjourn from time to time and place to place within or without the State of Ohio, in which case no further notice of the adjourned meeting need be given. At any meeting at which a quorum is present, all questions and business shall be determined by the affirmative vote of not less than a majority of the directors present, except as is otherwise provided in the Articles of Incorporation or these Regulations or is otherwise authorized by Section 1701.60(A)(1) of the Ohio Revised Code.

SECTION 12. ORGANIZATION MEETING.

      Immediately after each annual meeting of the shareholders at which directors are elected, or at the next regular meeting of the directors thereafter, the directors shall hold an organization meeting for the purpose of electing officers and transacting other business. If held immediately after the annual meeting, notice of such meeting need not be given.

SECTION 13. REGULAR MEETINGS.

      Regular meetings of the directors may be held at such times and places within or without the State of Ohio as may be provided for in by-laws or resolutions adopted by the directors and upon such notice, if any, as shall be so provided for.

SECTION 14. SPECIAL MEETINGS.

      Special meetings of the directors may be held at any time within or without the State of Ohio upon call by the Chairman of the Board, the President, or by any two directors. Notice of each such meeting shall be given to each director by mail, not less than five (5) days prior to such meeting, or by personal delivery, telecopy, electronic mail or by telephone not less than the day prior to such meeting. Any director may waive in writing notice of any meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof. Unless otherwise limited in the notice thereof, any business may be transacted at any organization, regular or special meeting.

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

SECTION 15. MEMBERSHIP AND ORGANIZATION.

      (a) The directors, at any time, may elect from their number an Executive Committee which shall consist of three or more directors of the Corporation, each of whom shall hold office during the pleasure of the directors and may be removed at any time, with or without cause, by vote thereof.

      (b) Vacancies occurring in the Executive Committee may be filled by the directors.

      (c) In the event the directors have not designated a Chairman of the Executive Committee, the Executive Committee shall appoint one of its own number as Chairman of the Executive Committee who shall preside at all meetings and may also appoint a Secretary (who need not be a member of the Executive Committee) who shall keep its records and who shall hold office at the pleasure of the Executive Committee.

SECTION 16. MEETINGS.

      (a) Regular meetings of the Executive Committee may be held without notice of the time, place or purposes thereof and shall be held at such times and places within or without the State of Ohio as the Executive Committee may from time to time determine.

      (b) Special meetings may be held upon notice of the time, place and purposes thereof at any place within or without the State of Ohio and until otherwise ordered by the Executive Committee shall be held at any time and place at the call of the Chairman or any two members of the Executive Committee.

      (c) At any regular or special meeting the Executive Committee may exercise any or all of its powers, and any business which shall come before any regular or special meeting may be transacted thereat, provided a majority of the Executive Committee is present, but in every case the affirmative vote of a majority of all of the members of the Executive Committee shall be necessary to take any action.

      (d) Any authorized action by the Executive Committee may be taken without a meeting by a writing signed by all the members of the Executive Committee.

SECTION 17. POWERS.

      Except as its powers, duties and functions may be limited or prescribed by the directors, during the intervals between the meetings of the directors, the Executive Committee shall possess and may exercise all the powers of the directors provided that the Executive Committee shall not be empowered to declare dividends, elect or remove officers at the level of Executive Vice President or above, fill vacancies among the directors or Executive Committee, adopt an agreement of merger or consolidation, recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, nor recommend to the shareholders a dissolution of the Corporation or revocation of a dissolution. All actions of the Executive Committee shall be reported to the directors at their meeting next succeeding such action.

SECTION 18. OTHER COMMITTEES.

      (a) The directors may elect other committees from among the directors in addition to or in lieu of the Executive Committee and give to them any of the powers which under the foregoing provisions could be vested in the Executive Committee.

      (b) Vacancies occurring in any committee formed pursuant to Section 18(a) may be filled by the directors.

                                    OFFICERS

SECTION 19. OFFICERS DESIGNATED.

      The directors, at their organization meeting or at a special meeting held in lieu thereof or to the extent otherwise necessary shall elect, and unless otherwise determined by the directors there shall be, a Chairman of the Board, a President, a Secretary, a Treasurer and, in their discretion, one or more Vice Presidents, who may be designated an Executive or Senior Vice President, an Assistant Secretary or Secretaries, an Assistant Treasurer or Treasurers, and such other officers as the directors may deem appropriate. Any two or more of such offices other than that of President and Vice President, or Secretary and Assistant Secretary, or Treasurer and Assistant Treasurer, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation, these Regulations or any by-laws to be executed, acknowledged, or verified by two or more officers.

SECTION 20. TENURE OF OFFICE.

      The officers of the Corporation shall hold office for such terms as the directors shall determine from time to time. The directors may remove any officer at any time with or without cause by a majority vote of the directors in office at the time. A vacancy, however created, in any office may be filled by election by the directors.

SECTION 21. CHAIRMAN OF THE BOARD.

The Chairman of the Board shall preside at meetings of the shareholders and directors and shall have such other powers and duties as may be prescribed by the directors. Except where the signature of the President is required by law, the Chairman of the Board shall possess the same power as the President to execute all authorized deeds, mortgages, bonds, contracts and other instruments and obligations in the name of the Corporation. The Chairman of the Board and the President may be the same person.

SECTION 22. PRESIDENT.

      The President of the Corporation shall have general supervision over its property, business and affairs, subject to the directions of the Chairman of the Board or the directors. Unless otherwise determined by the directors, he shall have authority to execute all authorized deeds, mortgages, bonds, contracts and other instruments and obligations in the name of the Corporation, and in the absence of the Chairman of the Board shall preside at meetings of the shareholders and the directors. He shall have such other powers and duties as may be prescribed by the directors.

SECTION 23. VICE PRESIDENTS.

      The Vice Presidents shall have such powers and duties as may be prescribed by the directors or as may be delegated by the Chairman of the Board or the President.

SECTION 24. SECRETARY.

      The Secretary shall attend and keep the minutes of all meetings of the shareholders and of the directors. He shall keep such books as may be required by the directors and shall give all notices of meetings of shareholders and directors, provided, however, that any persons calling such meetings may, at their option, themselves give such notice. He shall have such other powers and duties as may be prescribed by the directors, the Chairman of the Board or the President.

SECTION 25. TREASURER.

      The Treasurer shall receive and have in charge all money, bills, notes, bonds, stocks in other corporations and similar property belonging to the Corporation and shall do with the same as shall be ordered by the directors. He shall keep accurate financial accounts and hold the same open for inspection and examination of the directors. On the expiration of his term of office, he shall turn over to his successor, or the directors, all property, books, papers and money of the Corporation in his hands. He shall have such other powers and duties as may be prescribed by the directors, the Chairman of the Board or the President.

SECTION 26. DELEGATION OF DUTIES.

      The directors are authorized to delegate the duties of any officers to any other officer and generally to control the action of the officers and to require the performance of duties in addition to those mentioned herein.

SECTION 27. COMPENSATION.

      The directors are authorized to determine or to provide the method of determining the compensation of all officers and directors.

SECTION 28. SIGNING CHECKS AND OTHER INSTRUMENTS.

      The directors are authorized to determine or provide the method of determining how checks, notes, bills of exchange and similar instruments shall be signed, countersigned or endorsed.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 29. INDEMNIFICATION.

      The Corporation shall indemnify any director or officer and any former director or officer of the Corporation and any such director or officer who is or has served at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his heirs, executors and administrators) against expenses, including attorney's fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to the fullest extent permitted by applicable law, as the same now exists or may hereafter be amended. The indemnification provided for herein shall not be deemed to restrict the power of the Corporation (i) to indemnify employees, agents and others to the extent not prohibited by law, (ii) to purchase and maintain insurance or furnish similar protection on behalf of or for any person who is or was a director, officer or employee of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, and (iii) to enter into agreements with persons of the class identified in clause (ii) above indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against or incurred by them in such capacities.

                     PROVISIONS IN ARTICLES OF INCORPORATION

SECTION 30. PROVISIONS IN ARTICLES OF INCORPORATION.

      These Regulations are at all times subject to the provisions of the Articles of Incorporation of the Corporation as the same may be in effect from time to time.

                                LOST CERTIFICATES

SECTION 31. LOST CERTIFICATES.

      The directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon such terms and conditions as they may deem advisable upon satisfactory proof of loss or destruction thereof. When authorizing such issue of a new certificate, the directors may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the directors shall require and/or to give the Corporation a suitable bond or indemnity against loss by reason of the issuance of a new certificate.

                                  RECORD DATES

SECTION 32. RECORD DATES.

For any lawful purpose, including, without limitation, the determination of the shareholders who are entitled to: (i) receive notice of or to vote at a meeting of shareholders; (ii) receive payment of any dividend or distribution; (iii) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to contract rights with respect thereto; or (iv) participate in the execution of written consents, waivers, or releases, the directors may fix a record date which shall not be a date earlier than the date on which the record date is fixed and, in the cases provided for in clauses (i), (ii) and (iii) above, shall not be more than ninety (90) nor fewer than seven (7) days, unless the Articles of Incorporation specify a shorter or a longer period for such purpose, preceding the date of the meeting of the shareholders, or the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt or the exercise of rights, as the case may be.

                           CONTROL SHARE ACQUISITIONS

SECTION 33. CONTROL SHARE ACQUISITIONS.

      The Corporation shall not be subject to the provisions of Section 1701.831 of the Ohio Revised Code regarding "control share acquisitions" of shares of the Corporation.

                                   AMENDMENTS

SECTION 34. AMENDMENTS.

      (a) These Regulations may be altered, changed or amended in any respect or superseded by new Regulations in whole or in part, by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation.

      (b) Notwithstanding the provisions of Section 34(a) hereof and notwithstanding the fact that a lesser percentage may be specified by law or any other provision of these Regulations, the amendment, alteration, change or repeal of, or adoption of any provisions inconsistent with, Sections 6, 8, 9, 33 or 34 of these Regulations shall require the affirmative vote of holders of shares representing at least eighty percent (80%) of the voting power of the Corporation, unless such amendment, alteration, change, repeal or adoption has been recommended by at least two-thirds of the members of the Board of Directors of the Corporation then in office, in which event the provisions of Section 34(a) hereof shall apply.

                                   APPENDIX C

                        FARMERS & MERCHANTS BANCORP, INC.

                       2005 LONG TERM STOCK INCENTIVE PLAN

                        FARMERS & MERCHANTS BANCORP, INC.
                      2005 LONG -TERM STOCK INCENTIVE PLAN

SECTION 1. PURPOSE

            The purpose of this 2005 Long-Term Stock Incentive Plan (the "Plan") is to promote the long-term success of Farmers & Merchants Bancorp, Inc. (the "Company") by providing financial incentives to employees of the Company and its subsidiaries who are in positions to make contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment with the Company and its subsidiaries and to encourage employees to acquire a proprietary interest in the Company through stock ownership, to continue employment with the Company and its subsidiaries, and to render superior performance during such employment.

SECTION 2. DEFINITIONS

            (a) "Board" means the Board of Directors of the Company.

            (b) "Change of Control" means and shall be deemed to have occurred on (i) the date upon which a Schedule 13D would be required to be filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 indicating that a group or person, as defined in Rule 13d-3 under said Act, has become the beneficial owner of 35% or more of the outstanding Voting Shares; (ii) the date of a change in the composition of the Board such that individuals who were members of the Board on the date one year prior to such change (or who were subsequently elected to fill a vacancy in the Board, or were subsequently nominated for election by the Company's shareholders, by the affirmative vote of a majority of the directors then still in office who were directors at the beginning of such one year period) no longer constitute a majority of the Board; (iii) the date the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 50% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the date shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; provided however, that notwithstanding the forgoing a Change of Control shall not be deemed to have occurred in connection with any transaction or series of transactions if such does not constitute a permitted Change of Control as defined by Section 409(a)(2)(A)(v) of the Code, IRS Notice 2005-1 and any subsequent Treasury Regulations issued thereunder.

            (c) "Code" means the Internal Revenue Code of 1986, as amended.

            (d) "Committee" means the committee referred to in Section 4.

            (e) "Company" means Farmers & Merchants Bancorp, Inc., an Ohio corporation, and when used with reference to employment of a Participant, Company includes any Subsidiary of the Company.

            (f) "Employee" means an employee of the Company or a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary.

            (g) "Fair Market Value" means the value determined by the Committee, provided that such value shall be in accordance with applicable provisions of the Code and related regulations promulgated under the Code.

            (h) "Gross Misconduct" means engaging in any act or acts involving conduct which violates Company policy or is illegal and which results, directly or indirectly, in personal gain to the individual involved at the expense of the Company or a Subsidiary.

            (i) "Incentive Award" means an Option, Restricted Share Award, Performance Award, or Share Award granted under the Plan.

            (j) "Incentive Stock Option" means an Option that is an Incentive Stock Option, as defined in Section 422 of the Code.

            (k) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

            (l) "Option" means a right to purchase Shares at a specified price; "Optionee" means the holder of an Option.

            (m) "Participant" means an Employee selected to receive an Incentive Award.

            (n) "Performance Award" means a right to receive Restricted Shares, Shares, cash, or a combination thereof, contingent upon the attainment of performance objectives determined in the discretion of the Committee as more fully set forth at Section 8 hereof.

            (o) "Plan" means the 2005 Stock Incentive Plan as herein set forth as the same shall be amended from time to time.

            (p) "Restricted Share Award" means a right to receive Shares that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met; "Restricted Shares" means Shares, which are the subject of a Restricted Share Award; and "Restricted Period" shall have the meaning ascribed to it at Section 7(a).

            (q) "Share Award" means an award of Shares that the Committee in its discretion determines to grant to one or more Employees under the Plan that is neither a Performance Award or an award of Restricted Shares.

            (r) "Shares" means the Common Shares, no par value, of the Company.

            (s) "Subsidiary" means any company more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by the Company.

            (t) "Voting Shares" means any securities of the Company, which vote generally in the election of directors of the Company.

SECTION 3. SHARES SUBJECT TO THE PLAN

            (a) Maximum Number. The maximum number of Shares that may be subject to Incentive Awards granted pursuant to the Plan shall be two hundred thousand (200,000), subject to adjustment in accordance with Section 3(c). The Shares that may be issued pursuant to Incentive Awards may be authorized and unissued Shares or Shares held in the Company's treasury. In the event of a lapse, expiration, termination, or cancellation of any Incentive Award granted under the Plan without the issuance of Shares or the payment of cash, or if Shares are issued under a Restricted Share Award and are reacquired by the Company as a result of rights reserved upon the issuance thereof, the Shares subject to or reserved for such Incentive Award shall no longer be charged against the 200,000 Share maximum and may again be used for new Incentive Awards.

            (b) Maximum Number - Per Employee. The maximum Incentive Awards that may be granted to each Employee in each fiscal year of the Company is as follows:

                  (i) With respect to Options, no more than twenty thousand
            (20,000) Shares may be subject to options granted in the year;

                  (ii) With respect to Restricted Shares (not issued in
            connection with Performance Awards), no more than twenty thousand (20,000) such Shares may be awarded in the year; and

                  (iii) With respect to Performance Awards, no more than twenty thousand (20,000) Shares may be awarded in the year the award is made regardless of the year the award is earned or paid).

            (c) Adjustment. The Board may make or provide for such adjustments in the numbers of Shares covered by outstanding Options or Performance Shares granted hereunder, in the option exercise prices per share applicable to such Options, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards to be replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3(a) and Section 3(b) as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 3(c).

SECTION 4. ADMINISTRATION

            (a) Committee. The Plan shall be administered by the Compensation Committee of the Board, or at the discretion of the board a committee which shall be comprised of three or more directors, who shall from time to time be appointed by, and serve at the pleasure of, the Board ("Committee"). Each director serving on the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Code Section 162(m). The Board shall also have the authority to exercise the powers and duties of the Committee; and until the Board determines otherwise by formal resolution, all powers of the Committee under the Plan shall be exercised by the Board.

            (b) Authority. The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to the provisions of the Plan, the Committee shall have authority in its sole discretion from time to time (i) to designate from Employees the persons to whom Incentive Awards are granted; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate, including establishing and administering Performance Goals, as defined in Section 8(a), and certifying whether the Performance Goals have been attained; (iii) to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan; and
(iv) to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

            (c) Committee Actions. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be acts of the Committee. All such actions shall be final, conclusive, and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Incentive Award thereunder.

            (d) Interpretation and Construction. Any provision of this Plan to the contrary notwithstanding, (i) certain designated Incentive Awards under this Plan are intended to qualify as performance-based compensation within the meaning of Code Section 162(m)(4)(C) and (ii) any provision of the Plan that would prevent a designated Incentive Award from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

SECTION 5. ELIGIBILITY AND INCENTIVE AWARDS

            (a) Eligible Employees. The Committee may grant Incentive Awards to officers and other Employees.

            (b) Incentive Awards. Incentive Awards may be granted in any one or more combinations of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Restricted Share Awards, (iv) Share Awards and (v) Performance Awards. All Incentive Awards shall be subject to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the Plan, including without limitation, designation of Participants, the form, amount and timing of Incentive Awards, the terms and provisions of Incentive Awards, and the written agreements evidencing Incentive Awards, need not be uniform and may be made selectively among employees who receive, or are eligible to receive, Incentive Awards hereunder, whether or not such employees are similarly situated.

            (c) Employment. The Plan and the Incentive Awards granted hereunder shall not confer upon any Employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an Employee at any time and for any reason.

SECTION 6. OPTIONS

            The Committee may grant Incentive Stock Options and Nonqualified Stock Options and such Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

            (a) Option Price. The option price per Share with respect to each Option shall be determined by the Committee but shall not be less than the Fair Market Value of a Share on the date the Option is granted.

            (b) Period of Option. The Committee shall fix the period of each Option but in no case may an option be exercised more than ten years after the date of its grant.

            (c) Exercise of Option. Unless the Committee determines otherwise, an Option shall become exercisable with respect to 20% of the Shares subject to the option on the first, second, third, fourth and fifth annual anniversary date of the date of grant of the Option, subject to the provisions of Section 6(d) relating to continuous employment. Any Shares not purchased during a specified period may be purchased thereafter at any time prior to the expiration of the Option unless the Committee determines otherwise. The Committee may at any time remove or alter any restriction on exercise of an Option that was imposed by the Committee.

            (d) Termination of Employment. Unless otherwise determined by the Committee and contained in the grant form with respect thereto, no Option may be exercised under the Plan unless the Optionee has been continuously employed by the Company from the date of grant of the Option to the date of exercise except that an Option may, subject to the ten year limitation at Section 6(b), be exercised (i) within one year of cessation of employment in the case of early retirement or death; and (ii) within three years of cessation of employment in the case of normal retirement or disability. After termination of employment Options may be exercised only to the extent they could have been exercised on the date of the Optionee's termination of employment. The Committee shall determine whether authorized leave of absence or absence for military or governmental service shall constitute a termination of employment. Any limitation imposed by the Code with respect to the exercisability of an Incentive Stock Option upon termination of employment which is more restrictive than the forgoing shall supercede the provisions hereof.

            (e) Limits on Incentive Stock Options. Except as may be permitted by the Code, the Fair Market Value of Shares (determined at the time of grant of Options) as to which Incentive Stock Options held by an Optionee first become exercisable in any calendar year shall not exceed $100,000. In addition, no Incentive Stock Option shall be granted to an Employee who possesses, directly or indirectly (within the meaning of Code Section 424(d)), at the time of grant more than 10% of the combined voting power of all classes of stock of the Company unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Option on the date such Option is granted and such Incentive Stock Option is not exercisable after the expiration of five years from the date of grant.

            (f) Notice of Exercise and Payment. An Option granted under the Plan may be exercised by the Optionee giving written notice of exercise to the Committee. The Option price for the Shares purchased shall be paid in full at the time such notice is given. An Option shall be deemed exercised on the date the Committee receives written notice of exercise, together with full payment for the Shares purchased. The Option price shall be paid to the Company either in cash, by delivery to the Company of Shares already-owned by the Optionee or any combination of cash and such Shares. The Committee may, however, at any time and in its discretion, adopt guidelines limiting or restricting the use of already-owned Shares to pay all or any portion of the Option price. In the event already-owned Shares are used to pay all or a portion of the Option price, the amount credited to payment of the Option price shall be the Fair Market Value of the already-owned Shares on the date the Option is exercised.

            (g) Fractional Shares. No fractional shares shall be issued pursuant to the exercise of an Option, nor shall any cash payment be made in lieu of fractional shares.

            (h) Repricing of Options. Without approval of shareholders of the Company, the option exercise price per share of any previously granted option will not, whether through amendment, cancellation, replacement grants or any other means, be lowered, except for adjustments pursuant to Section 3(c).

SECTION 7. RESTRICTED SHARE AWARDS

            The Committee may issue Shares to an Employee which Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in connection with the grant of a Restricted Share Award:

            (a) General. With respect to each grant of Restricted Shares, the Committee, in its sole discretion, shall determine the period or periods during which the restrictions set forth at Subsection 7(b) shall apply to the Restricted Shares (the "Restricted Period"); and unless the Committee determines otherwise at the time of grant, 20% of the Shares included in the grant shall have a Restricted Period of one year, 20% a Restricted Period of two years, 20% a Restricted Period of three years, 20% a Restricted Period of four years, and 20% a Restricted Period of five years.

            (b) Restrictions. At the time of grant of Restricted Shares to an Employee, a certificate or certificates representing the number of Shares granted and included in each Restricted Period shall be registered in his name but shall be held by the Company for the account of the Employee. The Employee shall have the entire beneficial ownership interest in, and all rights and privileges of a shareholder as to, such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) subject to Section 7(c), the Employee shall not be entitled to delivery of any Share certificate until the expiration of the Restricted Period with respect to that particular certificate; (ii) Restricted Shares may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to the particular shares; and (iii) Restricted Shares shall be forfeited and all rights of the Employee to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Employee remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as provided by Section 7(c). Any Shares received with respect to Restricted Shares as a result of a recapitalization adjustment pursuant to Section 3(b) shall be subject to the same restrictions as such Restricted Shares.

            (c) Termination of Employment.

                  (i) Retirement. If an Employee ceases to be employed by the
            Company prior to the end of a Restricted Period by reason of normal retirement under a retirement plan of the Company or the Employee otherwise retires with the consent of the Company, the number of Restricted Shares granted to such Employee for such Restricted Period shall be reduced in proportion to the Restricted Period (determined on a quarterly basis) remaining after the Employee ceases to be an Employee and all restrictions on such reduced number of Shares shall lapse. A certificate for such Shares shall be delivered to the Employee in accordance with the provisions of
            Section 7(d) hereof. The Committee may, if it deems appropriate, direct that the Employee receive a greater number of Shares free of all restrictions but not exceeding the number of Restricted Shares then subject to the restrictions of Section 7(b).

                  (ii) Death. If an Employee ceases to be employed by the
            Company prior to the end of a Restricted Period by reason of death, the Restricted Shares granted to such Employee shall immediately vest in his beneficiary or estate and all restrictions applicable to such Shares shall lapse. A certificate for such Shares shall be delivered to the Employee's beneficiary or estate in accordance with the provisions of Subsection 7(d).

                  (iii) All Other Terminations. If an Employee ceases to be an
            Employee prior to the end of a Restricted Period for any reason other than retirement or death, the Employee shall immediately forfeit all Restricted Shares then subject to the restrictions of
            Section 7(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow an Employee whose employment has so terminated to retain any or all of the Restricted Shares then subject to the restrictions of Section 7(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Employee in accordance with the provisions of Section 7(d).

            (d) Payment of Restricted Shares. At the end of the Restricted Period or at such earlier time as provided for in Subsection 7(c), all restrictions applicable to the Restricted Shares shall lapse and a Share certificate for a number of Shares equal to the number of Restricted Shares, free of all restrictions, shall be delivered to the Employee or his beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (measured as of the date the restrictions lapse) of such fractional Share to the Employee or his beneficiary or estate, as the case may be.

SECTION 8. PERFORMANCE AWARDS

            The Committee may grant to Employees Performance Awards that shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in connection with the grant of a Performance Award:

            (a) Award Period and Performance Goals. The Committee shall determine and include in a Performance Award the period of time during which a Performance Award may be earned ("Award Period"). The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, Subsidiary or division during the Award Period as a condition to payment of the Performance Award. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

            With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee shall (i) select the Employees for such Incentive Awards,
(ii)establish in writing the applicable performance goals no later than 90 days after the commencement of the period of service to which the performance goals relates (or such earlier or later date as may be the applicable deadline for compensation payable hereunder to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C)), and (iii)designate the Performance Awards that are to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C).

            The Committee shall establish in writing the Performance Goals for each Award Period, which may be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, and which shall include or exclude discontinued operations and acquisition expenses, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow and completion of acquisitions. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to the participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify.

            (b) No Discretion. With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee has no discretion to increase the amount of the award due upon attainment of the applicable performance goals. No provision of this Plan shall preclude the Committee from exercising negative discretion with respect to any award (i.e., to reduce or eliminate the award payable) within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

            (c) Performance Award Earned. The Performance Awards may be expressed in terms of Shares and referred to as "Performance Shares" or "Performance Units," as the Committee may specify. With respect to each Performance Award, the Committee shall fix the number of allocable Performance Shares or Performance Units. The level of Performance Goals attained will determine the percentage of Performance Shares or Performance Units earned for an Award Period. After completion of the Award Period, the Committee shall certify in writing the extent to which the Performance Goals and other material terms applicable to such award are attained. Unless and until the Committee so certifies, the Performance Award shall not be paid.

            (d) Performance Award Payment. The Committee, in its discretion, may elect to make payment of the Performance Awards in Restricted Shares, Shares, cash or any combination of the foregoing.

            (e) Requirement of Employment. A grantee of a Performance Award must remain in the employment of the Company until the completion of the Award Period in order to be entitled to payment under the Performance Award; provided that the Committee may, in its sole discretion, provide for a partial or full payment of the Performance Award that would have been payable if the grantee had continued employment for the entire Award Period, which shall be paid at the same time as would have been paid if no termination of employment occurred, but only if and to the extent the exercise of such discretion does not prevent any designated Incentive Award from qualifying as "performance based" within the meaning of Code Section 162(m)(4)(C).

            (f) Dividends. The Committee may, in its discretion, at the time of the granting of a Performance Award, provide that any dividends declared on Shares during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

SECTION 9. NON-ASSIGNABILITY OF INCENTIVE AWARDS

            (a) Except as provided in Section 9(b) with respect to Nonqualified Stock Options, no Incentive Award granted under the Plan shall be assigned, transferred, pledged, or otherwise encumbered by an Employee, otherwise than by will, by designation of a beneficiary after death, or by the laws of descent and distribution, or be made subject to execution, attachment or similar process. Except as provided in Section 9(b) with respect to Nonqualified Stock Options, each Incentive Award shall be exercisable during the Employee's lifetime only by the Employee or, if permissible under applicable law, by the Employee's guardian or legal representative.

            (b) No Nonqualified Stock Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employee Retirement Income Security Act of 1974), provided, however, the Committee may by written action permit any holder of a Nonqualified Stock Option, either before or after the time of grant, to transfer a Nonqualified Stock Option during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more members of his family, or to a partnership or partnerships of members of his family, provided that no consideration is paid for the transfer and that such transfer would not result in the loss of any exemption under Rule 16b-3 for any option granted under any plan of the Company. The transferee of a Nonqualified Stock Option shall be subject to all restrictions, terms and conditions applicable to the Nonqualified Stock Option prior to its transfer. The Committee may impose on any transferable Nonqualified Stock Option and on the shares to be issued upon the exercise of a Nonqualified Stock Option such limitations and conditions as the Committee deems appropriate.

SECTION 10. CHANGE OF CONTROL

            (a) General. In order to maintain all of the Employee's rights upon a Change of Control of the Company, all Incentive Awards, shall, with respect to any time periods relating to the exercise or realization of any such award, be accelerated, so that such award may be exercised or realized in full on or before such Change in Control on a date fixed by the Committee.

            (b) Options. All outstanding Options that are not yet exercisable shall become immediately exercisable in full in the event of a Change of Control of the Company.

SECTION 11. TAXES

            (a) Withholding for Taxes. The Company shall be entitled, if necessary or desirable, to withhold the amount of any tax attributable to any amounts payable under any Incentive Award and the Company may defer making payment of any Incentive Award if any such tax, charge, or assessment may be pending until indemnified to its satisfaction.

            (b) Use of Shares for Tax Withholding Payments. With the approval of the Committee, Shares may be used in lieu of cash to pay all or any part of the mandatory federal, state or local withholding tax payments to be made by the Employee in connection with an Incentive Award, as follows:

                  (i) Nonqualified Stock Options. (a) The holder of a
            Nonqualified Stock Option may elect to have the Company retain from the Shares to be issued upon exercise of such an option Shares having a Fair Market Value equal to the withholding tax to be paid; or (b) the holder of a Nonqualified Stock Option may deliver to the Company already-owned Shares having a Fair Market Value equal to the withholding tax to be paid and in such case.

                  (ii) Restricted Share Awards. If withholding taxes are
            required to be paid at the time Restricted Shares are delivered to an Employee or at the expiration of the Restricted Period, then the Employee may pay such taxes by delivering to the Company Shares having a Fair Market Value equal to the amount of the withholding tax being paid by use of Shares.

                  (iii) Performance Shares. If withholding taxes are required to be paid at the time Shares are delivered to an Employee as a Performance Award, then the Employee may pay such taxes by delivering to the Company Shares having a Fair Market Value equal to the amount of the withholding tax being paid by use of Shares.

SECTION 12. COMPLIANCE WITH LAWS AND EXCHANGE REQUIREMENTS

            No Option shall be granted and no Shares shall be issued in connection with any Incentive Award unless the grant of the Option and the issuance and delivery of Shares or cash pursuant to the Incentive Award shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any market system or stock exchange upon which the Shares may then be listed.

SECTION 13. AMENDMENT AND TERMINATION OF PLAN

            (a) Amendment. The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan without shareholder approval so as to:

            (i) increase the maximum number of Shares that may be issued under the Plan except in accordance with Section 3(c);

            (ii) expand the types of awards available under the Plan;

            (iii) permit the granting of Options with exercise prices lower than those specified in Section 6 or materially modify the method for determining the Option exercise price;

            (iv) materially modify the requirements as to eligibility for participation in the Plan; (v) materially extend the term of the Plan;

            (vi) delete or modify the limitation on the repricing of Options at
      Section 6(h); or

            (vii) prevent future grant of Incentive Awards to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C).

            (b) Termination. The Board may at any time terminate the Plan.

            (c) Effect of Amendment or Termination. Any amendment or the termination of the Plan shall not adversely affect any Incentive Award previously granted nor disqualify an Incentive Award from being treated as "performance based" within the meaning of Code Section 162(m)(4)(C). Incentive Awards outstanding at the time that the Plan is amended or terminated shall remain in full force and effect as if the Plan had not been amended or terminated.

SECTION 14. NOTICES

Each notice relating to the Plan shall be in writing and delivered in person or by certified or registered mail to the proper address. Each notice to the Committee shall be addressed as follows: Farmers & Merchants Bancorp, Inc., Farmers & Merchants Bancorp, Inc.,
307-11 N. Defiance Street, Archbold, Ohio 43502, Attention: Compensation Committee. Each notice to a Participant shall be addressed to the Participant at the address of the Participant maintained by the Company on its books and records. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the other party to that effect.

SECTION 15. BENEFITS OF PLAN

            This Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon a Participant and all rights granted to the Company under this Plan shall be binding upon the Participant's heirs, legal representatives and successors.

SECTION 16. PRONOUNS AND PLURALS

            All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

SECTION 17. SHAREHOLDER APPROVAL AND TERM OF PLAN

            (a) The Plan was approved by the Board of Directors of the Company on January 14, 2005 and shall only become effective upon its approval by shareholders at the annual meeting of the shareholders of the Company held in 2005.

            (b) Unless sooner terminated under Section 13, the Plan shall be in effect from the date of its approval by shareholders of the Company in accordance with Section 17(a) and shall continue in effect until the tenth anniversary of the date its approval by shareholders.

                                      PROXY

                        FARMERS & MERCHANTS BANCORP, INC.
                                 ARCHBOLD, OHIO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe E. Crossgrove, Dean E. Miller and David P. Rupp, Jr., or any one or more of them, with full power of substitution, for me and in my name, place and stead, to vote all the common stock of Farmers & Merchants Bancorp, Inc. registered in the name of the undersigned as of March 8, 2005, with all powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. to be held in the Founders Hall at Sauder Village, State Route 2, Archbold, Ohio, on Saturday, April 23, 2005, at 1:00 P.M., EST, and at any adjournments thereof, and to vote as follows. By appointing the above named persons as proxy for me, I give them the right to vote cumulatively in the election of directors and to cast the number of votes among the nominees noted below in such proportion as they shall deem appropriate, in their sole discretion, unless I have withheld my vote for any nominee, in which case votes shall not be cast for that person. This proxy revokes all prior proxies given by the undersigned.

1. INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES - To amend the Corporation's Articles of Incorporation to increase the number of Common Shares that the Corporation is authorized to issue from 1,500,000 shares without par value to 15,000,000 shares without par value.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 1.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

2. ELIMINATE PREEMPTIVE RIGHTS - To amend the Corporation's Articles of Incorporation to eliminate the preemptive right of shareholders to subscribe to additional shares of stock issued by the Corporation from time to time, which provision the Board of Directors believes will allow the Corporation to more easily raise capital as needed.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

3. REVISE THE SUPERMAJORITY VOTE PROVISIONS - To amend the Corporation's Articles of Incorporation to modify and, in the opinion of the Board of Directors, improve the supermajority vote provision in the Corporation's current Articles of Incorporation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

4. ALLOW FUTURE AMENDMENTS TO THE ARTICLES OF INCORPORATION BY A MAJORITY VOTE - To amend the Corporation's Articles of Incorporation to allow future amendment of the Articles of Incorporation of the Corporation, except in regard to "antitakeover" provisions, by a simple majority instead of the 2/3 (i.e. 66 2/3%) of outstanding shares currently required.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

5. TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION - To approve amending and restating the Company's Articles of Incorporation, as more fully described in the proxy statement, to make certain technical changes and corrections, and therefore to adopt the Amended and Restated Articles of Incorporation in the form of Appendix A attached to the proxy statement.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 5.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

                            [CONTINUED ON NEXT PAGE]

6. REVISE THE NUMBER OF DIRECTORS - To amend the Corporation's Code of Regulations to allow the Board of Directors to establish the number of members on the Board of Directors to between nine (9) and twenty (25) as opposed to having that number set annually by the shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 6.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

7. CLASSIFY THE BOARD OF DIRECTORS - To amend the Corporation's Code of Regulations to divide the Board of Directors into three (3) classes creating a "classified" Board of Directors which, in the opinion of the Board of Directors, will provide additional "antitakeover" protection and provide better transition for members of the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 7.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

8. INCREASE THE VOTE OF SHAREHOLDERS REQUIRED TO REMOVE A DIRECTOR - To amend the Corporation's Code of Regulations to require approval of 75% of the outstanding common shares to remove a Director and to require "cause" for such removal, subject to the additional protections provided by the provisions under Ohio law related to the implementation of cumulative voting, which, in the opinion of the Board of Directors, will provide additional "antitakeover" protection.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 8.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

9. ADOPT ADVANCE NOTICE PROCEDURES - to require shareholders to provide in advance of shareholder meetings notice of nominations to elect directors and to make other proposals.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 9.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

10. OPT OUT OF THE CONTROL SHARE ACQUISITION STATUTE - To amend the Corporation's Articles of Incorporation to choose that the provisions of
      Section 1701.831 of the Ohio Revised Code, the control share acquisition statute, not be applicable to the Corporation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 10.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

11. INCREASE THE PERCENTAGE VOTE TO AMEND THE CODE OF REGULATIONS AND MAKE TECHNICAL REVISIONS TO THE CODE OF REGULATIONS - To provide for amendment of the Code of Regulations in the future by a majority of the shareholders, except in regard to certain specific provisions of the proposed Amended and Restated Code of Regulations which would require a vote of 80% of outstanding shares and to approve amending and restating the Corporation's Code of Regulations, as more fully described in the accompanying proxy statement, to make certain technical changes and corrections.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 11.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

                            [CONTINUED ON NEXT PAGE]

12. ELECTION OF DIRECTORS - To elect the following fourteen (14) nominees to the Board of Directors to serve in the Classes noted or, in the event that the shareholders do not approve the appointment of a classified Board of Directors as set forth in the Amended Code of Regulations discussed above, to elect all nominees to serve until the Annual Meeting of Shareholders in 2006:

CLASS I/EXPIRES 2006      CLASS II/EXPIRES 2007        CLASS III/EXPIRES 2008
--------------------      ---------------------        ----------------------
Jerry L. Boyers             Dexter L. Benecke            Steven A. Everhart
Robert G. Frey              Joe E. Crossgrove            Anthony J. Rupp
Jack C. Johnson             Dean E. Miller               David P. Rupp Jr.
Merle J. Short              James C. Saneholtz           Kevin J. Sauder
                            Steven J. Wyse               Paul S. Siebenmorgen

[ ] FOR ALL NOMINEES             [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

(TO WITHHOLD AUTHORITY TO VOTE FOR A SPECIFIC NOMINEE(S) WRITE HIS NAME(S) ON THE LINE BELOW.)

13. ADOPT A LONG TERM INCENTIVE PLAN - The Board of Directors has adopted and recommends to the shareholders approval and adoption of the 2005 Farmers & Merchants Long-Term Stock Incentive Plan that will allow the Corporation to issue stock options, restricted stock and additional stock related compensation to its senior officers in an attempt to tie the compensation of such officers to the long term performance of the Corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 13.

             FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

14. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

THIS PROXY IS SOLICITED BY MANAGEMENT AND CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES NOTED ABOVE, AND "FOR" EACH OF PROPOSALS 1-11 AND 13 ABOVE UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" EACH OF PROPOSALS 1-11 AND 13. This proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                                     DATED ______________________________ , 2005

      INSERT LABEL                   ___________________________________________
                                     Signature of Shareholder

                                     ___________________________________________
                                     Signature of Joint Shareholder, if any

(If signed in a fiduciary capacity, please give full fiduciary title. If signed by a corporation, sign the full corporate name followed by the signature of the duly authorized officer. If signed by an agent, attach the instrument authorizing the agent to execute the proxy or a photocopy thereof.)

      PLEASE SIGN AND DATE THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AT
                           YOUR EARLIEST CONVENIENCE.

                                       3